Exhibit 10.36

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BAY COLONY CORPORATE CENTER
1000 WINTER STREET
WALTHAM, MASSACHUSETTS

Lease Dated October 15, 2012

THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in a certain building (the “Building”) known as, and with an address at, 1000 Winter Street, Waltham, Massachusetts 02451.

The parties to this Indenture of Lease hereby agree with each other as follows:

ARTICLE I

Reference Data

1.1       Subjects Referred To

Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

Landlord:	BP BAY COLONY LLC,
a Delaware limited liability company
Landlord’s Original Address	c/o Boston Properties Limited Partnership
Prudential Center
800 Boylston Street, Suite 1900
Boston, Massachusetts 02199-8103
Landlord’s Construction	Ben Myers [***]
Representative:
Tenant:	TESARO, Inc., a Delaware corporation
Tenant’s Original Address:	1000 Winter Street, Waltham, MA 02451
Tenant’s Email Address for
Information Regarding Billings and	[***]
Statements:

Tenant’s Construction Representative:	[***]
Existing Premises Commencement
Date:	April 1, 2013.
Expansion Premises Commencement
Date:	As defined in Section 2.4 of this Lease.
Existing Premises Rent Commencement
Date:	Existing Premises Commencement Date.
Expansion Premises Rent
Commencement Date:	That day which is thirty (30) calendar days
following the Expansion Premises
Commencement Date.
Outside Expansion Space Completion
Date:	March 31, 2013.
Estimated Expansion Space
Commencement Date:	February 1, 2013.
Outside Expansion Premises Delivery
Date:	May 1, 2013.
Term:

Approximately twenty-seven (27) calendar months commencing on the earlier to occur of (x) the Existing Premises Commencement Date and (y) the Expansion Premises Commencement Date, and expiring on March 31, 2015, unless sooner terminated as provided in this Lease.

The Site:	That certain parcel of land known as and numbered 1000 Winter Street, Waltham, Middlesex County, Massachusetts.
The Building:	The Building known as and numbered 1000 Winter Street, Waltham, Massachusetts.
The Property:	The Building together with all common areas, parking areas, decks and the Site.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Office Park:

That certain office park known as Bay Colony Corporate Center, containing the Building and the additional buildings known as and numbered 950, 1050 and 1100 Winter Street, Waltham, Massachusetts, located on the property more particularly described in Exhibit A attached hereto.

Tenant’s Existing Premises:	A portion of the second (2nd) and third (3rd) floors of the Building in accordance with the floor plan annexed hereto as Exhibit D-1 and incorporated herein by reference.
Tenant’s Expansion Premises:	A portion of the first (1st) floor of the Building in accordance with the floor plan annexed hereto as Exhibit D-2 and incorporated herein by reference.
Tenant’s Premises:	For the period from the date of this Lease until the Existing Premises

Commencement Date, all references in this Lease to the “Premises” shall be deemed to mean and refer to Tenant’s Expansion Premises only, unless the context otherwise provides or requires. From and after the Existing Premises Commencement Date, all references in this Lease to the “Premises” shall be deemed to mean and refer to both Tenant’s Existing Premises and Tenant’s Expansion Premises together, unless the context otherwise provides or requires.

Number of Parking Spaces:

Three (3) spaces per 1,000 square feet of the Rentable Floor Area of the Premises. From and after the earlier to occur of (i) the Existing Premises Commencement Date and (ii) the Expansion Premises Commencement Date, Tenant shall have the right to use a total of sixty-nine (69) Parking Spaces.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annual Fixed Rent for Existing	(a) From and including the Existing
Premises:

Premises Rent Commencement Date through March 31, 2015 at the annual rate of $[***] (being the product of (i) $[***] and (ii) the “Rentable Floor Area of the Existing Premises” (hereinafter defined in this Section 1.1).

Annual Fixed Rent for	(a) From and including the Expansion
Expansion Premises:	Premises Commencement Date through the day immediately preceding the Expansion Premises Rent Commencement Date, Tenant shall pay no Annual Fixed Rent.

(b) From and including the Expansion Premises Rent Commencement Date through March 31, 2015 at the annual rate of $[***] (being the product of (i) $[***] and (ii) the “Rentable Floor Area of the Expansion Premises” (hereinafter defined in this Section 1.1).

Annual Fixed Rent:	Together, the Annual Fixed Rent for Existing Premises and Annual Fixed Rent for Expansion Premises.
Base Operating Expenses:	Landlord’s Operating Expenses (as hereinafter defined in Section 2.6) for calendar year 2013, being January 1, 2013 through December 31, 2013.
Base Taxes:	Landlord’s Tax Expenses (as hereinafter defined in Section 2.7) for fiscal tax year 2013, being July 1, 2013 through June 30, 2014.
Tenant Electricity:	As provided in Section 2.8.
Additional Rent:	All charges and other sums payable by
Premises:	Tenant as set forth in this Lease, in addition to Annual Fixed Rent.
Rentable Floor Area of the Existing	13,576 square feet.
Premises:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rentable Floor Area of the Expansion	10,238 square feet.
Premises:
Rentable Floor Area of the Premises:

Until the date on which the later of (i) the Existing Premises Commencement Date and (ii) the Expansion Premises Commencement Date occurs, the term “Rentable Floor Area of the Premises” shall be deemed to mean and refer to the rentable floor area of the total premises leased by Tenant in the Building at any time; from and after the later to occur of (i) the Existing Premises Commencement Date and (ii) the Expansion Premises Commencement Date, the Rentable Floor Area of the Premises shall be 23,814 square feet.

Total Rentable Floor Area of the	269,924 square feet.
Building:
Permitted Use:	General office purposes.
Broker(s):	Wyman Street Advisors.
Security Deposit:	$[***].

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.2       Exhibits

There are incorporated as part of this Lease:

Exhibit A	--	Description of Office Park
Exhibit B-1	--	Work Agreement (Existing Premises)
Exhibit B-2	--	Work Agreement (Expansion Premises)
Exhibit B-3	--	Space Plan (Expansion Premises)
Exhibit C	--	Landlord’s Services
Exhibit D-1	--	Floor Plan of Existing Premises
Exhibit D-2	--	Floor Plan of Expansion Premises
Exhibit E	--	Declaration Affixing the Commencement Date of Lease
Exhibit F	--	[Intentionally Omitted.]
Exhibit G	--	[Intentionally Omitted.]
Exhibit H	--	Memorandum Re: Procedure for Allocation of Electricity Costs
Exhibit I	--	Form of Certificate of Insurance
Exhibit J	--	List of Mortgages

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3Table of Articles and Sections

ARTICLE I Reference Data		1
1.1	Subjects Referred To	1
1.2	Exhibits	6
1.3	Table of Articles and Sections	7

ARTICLE II Building, Premises, Term and Rent		10
2.1	The Premises	10
2.2	Rights to Use Common Facilities	11
2.3	Landlord’s Reservations	12
2.4	Habendum	12
2.5	Fixed Rent Payments	12
2.6	Operating Expenses	14
2.7	Real Estate Taxes	19
2.8	Tenant Electricity	23

ARTICLE III Condition of Premises; Alterations		23
3.1	Preparation of Premises	23

ARTICLE IV Landlord’s Covenants; Interruptions and Delays		24
4.1	Landlord Covenants	24
4.2	Interruptions and Delays in Services and Repairs, Etc.	25

ARTICLE V Tenant’s Covenants		26
5.1	Payments	26
5.2	Repair and Yield Up	27
5.3	Use	27
5.4	Obstructions; Items Visible From Exterior; Rules and Regulations	27
5.5	Safety Appliances	28
5.6	Assignment; Sublease	28
5.7	Right of Entry	34
5.8	Floor Load; Prevention of Vibration and Noise	34
5.9	Personal Property Taxes	35
5.10	Compliance with Laws	35
5.11	Payment of Litigation Expenses	35
5.12	Alterations	35
5.13	Vendors	37
5.14	Patriot Act	37

ARTICLE VI Casualty and Taking		39
6.1	Damage Resulting from Casualty	39
6.2	Uninsured Casualty	40

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.3	Rights of Termination for Taking	41
6.4	Award	42

ARTICLE VII Default		42
7.1	Tenant’s Default	42
7.2	Landlord’s Default	47

ARTICLE VIII Insurance and Indemnity		47
8.1	Tenant’s Indemnity	47
8.2	Tenant’s Risk	48
8.3	Tenant’s Commercial General Liability Insurance	49
8.4	Tenant’s Property Insurance	49
8.5	Tenant’s Other Insurance	50
8.6	Requirements for Tenant’s Insurance	51
8.7	Additional Insureds	51
8.8	Certificates of Insurance	51
8.9	Subtenants and Other Occupants	52
8.10	No Violation of Building Policies	52
8.11	Tenant to Pay Premium Increases	52
8.12	Landlord’s Insurance	53
8.13	Waiver of Subrogation	53
8.14	Tenant’s Work	54

ARTICLE IX Miscellaneous Provisions		55
9.1	Waiver	55
9.2	Cumulative Remedies	55
9.3	Quiet Enjoyment	57
9.4	Notice to Mortgagee and Ground Lessor	57
9.5	Assignment of Rents	57
9.6	Surrender	58
9.7	Brokerage	58
9.8	Invalidity of Particular Provisions	58
9.9	Provisions Binding, Etc.	59
9.10	Recording; Confidentiality	59
9.11	Notices	59
9.12	When Lease Becomes Binding and Authority	60
9.13	Section Headings	61
9.14	Rights of Mortgagee	61
9.15	Status Reports and Financial Statements	62
9.16	Self-Help	62
9.17	Holding Over	62
9.19	Security Deposit	63
9.20	Late Payment	64

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.21	Tenant’s Payments	64
9.22	Waiver of Trial By Jury	65
9.23	Governing Law	65
9.24	Light and Air	65
9.25	Name of Building	65
Element		2
Description		2
Millwork		2
Doors & Frames		2
Hardware		2
Acoustic Ceilings		2
Equipment/		3
Plumbing		3
HVAC		3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE II

Building, Premises, Term and Rent

2.1       The Premises

Tenant currently occupies the Existing Premises pursuant to the terms of sublease dated October 8, 2011, by and between Charles River Ventures, LLC, as sublandlord, and Tenant, as sublessee, which expires by its terms on March 31, 2013, whereupon Tenant shall occupy the Existing Premises pursuant to the terms of this Lease.

Tenant acknowledges that Tenant’s Expansion Premises are currently leased to Boston Biomedical Consultants, Inc. pursuant to the terms of a lease dated as of April 30, 1998 (as amended from time to time, the “Boston Biomedical Lease”). Notwithstanding anything contained in this Lease to the contrary, Landlord’s obligations under this Lease are subject to and conditioned upon the termination of the Boston Biomedical Lease and the timely vacating of the Expansion Premises by the tenant under the Boston Biomedical Lease. Landlord agrees to use commercially reasonable efforts to cause the tenant under the Boston Biomedical Lease to so vacate the Expansion Premises; however, Tenant hereby agrees that Landlord shall not be obligated to expend any sums or make any payments to or on behalf of such tenant as an inducement to cause such tenant to vacate the Expansion Premises, nor shall Landlord be required to commence summary process or eviction proceedings of any kind to recover possession of the Expansion Premises. Tenant further covenants and agrees that, if for any reason, such tenant does not timely vacate the Expansion Premises and as a result thereof, Landlord is unable to tender possession of the Expansion Premises to Tenant, then (a) the validity of this Lease shall not be affected or impaired thereby, (b) Landlord shall not be in default hereunder or be liable for damages therefor, and (c) Tenant shall accept possession of the Expansion Premises when Landlord tenders possession thereof to Tenant; however, if for any reason Landlord is unable to tender possession of the Expansion Premises to Tenant on or before the Outside Expansion Premises Delivery Date, Tenant shall have the right to terminate the Lease by giving thirty (30) days’ prior notice of such termination to Landlord, and upon the giving of such notice, the term of the Lease shall cease and come to an end without further liability or obligation on the part of either party. Tenant confirms and agrees that such right of termination shall be Tenant’s sole and exclusive remedy at law, in equity and under this Lease for Landlord’s failure or inability for any reason to tender possession of the Expansion Premises to Tenant.

Subject to the foregoing, Landlord hereby demises and leases to Tenant, and Tenant hereby hires and accepts from Landlord, Tenant’s Premises in the Building excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator wells, fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building and if Tenant’s Premises includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and toilets located on such floor. Tenant’s Premises with such exclusions is hereinafter referred to as the “Premises.”

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2       Rights to Use Common Facilities

Subject to Landlord’s right to change or alter any of the following in Landlord’s discretion as herein provided, Tenant shall have, as appurtenant to the Premises, the nonexclusive right to use in common with others, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice (a) the common lobbies, corridors, stairways, elevators and loading platform of the Building, and the pipes, ducts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others, (b) common walkways and driveways necessary for access to the Building, and (c) if the Premises include less than the entire rentable floor area of any floor, the common toilets, corridors and elevator lobby of such floor. Notwithstanding anything to the contrary herein, Landlord has no obligation to allow any particular telecommunication service provider to have access to the Building or to the Premises except as may be required by applicable law. If Landlord permits such access, Landlord may condition such access upon the payment to Landlord by the service provider of fees assessed by Landlord in its sole discretion.

2.2.1    Tenant’s Parking

In addition, Tenant shall have the right to use in the parking area the Number of Parking Spaces (referred to in Section 1.1) for the parking of automobiles, in common with use by other tenants from time to time of the Property, provided, however, that Landlord shall not be obligated to furnish stalls or spaces on the Site specifically designated for Tenant’s use. In the event that the Rentable Floor Area of the Premises decreases or increases at any time during the Lease Term, the Number of Parking Spaces provided to Tenant hereunder shall be reduced or increased proportionately. Tenant covenants and agrees that it and all persons claiming by, through and under it, shall at all times abide by all reasonable rules and regulations promulgated by Landlord with respect to the use of the parking areas on the Site. The parking privileges granted herein are non-transferable. Further, Landlord assumes no responsibility whatsoever for loss or damage due to fire, theft or otherwise to any automobile(s) parked on the Site or to any personal property therein, however caused, and Tenant covenants and agrees, upon request from Landlord from time to time, to notify its officers, employees, agents and invitees of such limitation of liability. Tenant acknowledges and agrees that a license only is hereby granted, and no bailment is intended or shall be created.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.3       Landlord’s Reservations

Landlord reserves the right from time to time, without unreasonable interference with Tenant’s use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, (b) to perform, or cause to be performed, construction in the common areas and facilities or other leased areas on the Property or in the Office Park and (c) to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and facilities and other tenancies and premises on the Property or in the Office Park, to create additional rentable areas through use or enclosure of common areas, and to dedicate roads within the Office Park for public use. Installations, replacements and relocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises.

2.4       Habendum

Tenant shall have and hold the Existing Premises for a period commencing the Existing Premises Commencement Date, and continuing for the Term unless sooner terminated as provided in Article VI or Article VII.

Tenant shall have and hold the Expansion Premises for a period commencing on the earlier of the following (such earlier date being referred to in herein as the “Expansion Premises Commencement Date”): (a) that date on which Landlord’s Work is Substantially Completed (or deemed Substantially Completed) as defined in Exhibit B-2 hereof, or (b) that date on which Tenant commences occupancy of any portion of the Expansion Premises for the Permitted Uses, and continuing for the Term unless sooner terminated as provided in Article VI or Article VII.

As soon as may be convenient after the Expansion Premises Commencement Date has been determined, Landlord and Tenant agree to join with each other in the execution of a written Declaration, in the form of Exhibit E, in which the Expansion Premises Commencement Date shall be stated. If Tenant fails to execute such Declaration, the Expansion Premises Commencement Date and Lease Term shall be as reasonably determined by Landlord in accordance with the terms of this Lease.

2.5       Fixed Rent Payments

Tenant agrees to pay to Landlord (a) (1) with respect to the Existing Premises, on the Existing Premises Rent Commencement Date (defined in Section 1.1 hereof) and thereafter monthly, in advance, on the first day of each and every calendar month during the Term, a sum equal

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to (a) one twelfth (1/12th) of the Annual Fixed Rent Existing Premises, and (2) with respect to the Expansion Premises, on the Expansion Premises Rent Commencement Date (defined in Section 1.1 hereof) and thereafter monthly, in advance, on the first day of each and every calendar month during the Term, a sum equal to (a) one twelfth (1/12th) of the Annual Fixed Rent Expansion Premises (collectively sometimes hereinafter referred to as “fixed rent”), plus (b) an amount estimated by Landlord from time to time to cover Tenant’s monthly payments for electricity under Section 2.8.

Notwithstanding the provisions of Section 1.1 or the foregoing and provided that no monetary “Event of Default” (as defined in Section 7.1) occurs during the first twelve (12) calendar months of the Term, Tenant shall not be obligated to pay Annual Fixed Rent for Expansion Premises for the first thirty (30) calendar days following the Expansion Premises Commencement Date (“Free Rent Period”); and the total Annual Fixed Rent of $[***] which would otherwise have been due and payable for the Free Rent Period shall be referred to herein as “Free Rent”). Notwithstanding anything contained in this Lease to the contrary, it is understood and agreed that if a monetary Event of Default occurs during the first twelve (12) calendar months of the Term, Tenant shall automatically and unconditionally be deemed to have forfeited and waived its right not to pay Annual Fixed Rent during the Free Rent Period and all Free Rent shall become immediately due and payable, as if such Free Rent concession had not been made.

Until notice of some other designation is given, fixed rent and all other charges for which provision is herein made shall be paid by remittance to or for the order of Landlord either:

(i)     By U.S. Mail

[***]

(ii)     By Overnight Courier

[***]

(iii)     By Wire Transfer

Bank Name:           [***]

ABA Number:        [***]

Account Name:       [***]

Account Number:    [***]

Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the Expansion Premises Rent Commencement Date is a day other than the first day of a calendar month, the first payment of Annual Fixed Rent Expansion Premises which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent Expansion Premises for the partial month from the Expansion Premises Rent Commencement Date to the first day of the succeeding calendar month.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Commencing January 1, 2014, Additional Rent on account of Landlord’s Operating Expenses and Taxes in accordance with the provisions of this Lease shall be payable by Tenant on a monthly basis, as hereinafter provided; and other provisions of this Lease calling for monthly payments shall be read as incorporating this undertaking by Tenant.

The Annual Fixed Rent and all other charges for which provision is herein made shall be paid by Tenant to Landlord, without offset, deduction or abatement except as otherwise specifically set forth in this Lease.

2.6        Operating Expenses

“Landlord’s Operating Expenses” means the cost of operation of the Building and the Site (including, without limitation, costs associated with the operation of other portions of the Office Park, to the extent allocable to the Property) which shall exclude costs of special services rendered to tenants (including Tenant) for which a separate charge is made, but shall include, without limitation, the following: premiums for insurance carried with respect to the Building and the Site (including, without limitation, liability insurance, insurance against loss in case of fire or casualty and insurance of monthly installments of fixed rent and any Additional Rent which may be due under this Lease and other leases of space in the Building for not more than 12 months in the case of both fixed rent and Additional Rent and if there be any first mortgage of the Property, including such insurance as may be required by the holder of such first mortgage); compensation and all fringe benefits, worker’s compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining or cleaning of the Building or Site; water, sewer, electric, gas, oil and telephone charges associated with the common areas of the Building and the Site (excluding utility charges separately chargeable to tenants); cost of building and cleaning supplies and equipment; cost of maintenance, cleaning and repairs (other than repairs not properly chargeable against income or reimbursed from contractors under guarantees); cost of snow removal and care of landscaping; cost of operating, maintaining and cleaning the cafeteria, fitness center and any shared conference facilities serving the Building; payments under service contracts with independent contractors; management fees at reasonable rates for self-managed buildings consistent with the type of occupancy and the service rendered; costs of maintaining a regional property management office in connection with the operation, management and maintenance of the Building; all costs of applying and reporting for the Building or any part thereof to seek or maintain certification under the U.S. EPA’s Energy Star® rating system, the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system or a similar system or standard; and all other reasonable and necessary expenses paid in connection with the operation, cleaning and maintenance of the Building and the Site and properly chargeable against income. Landlord’s Operating Expenses shall include depreciation for capital expenditures made by Landlord during the Lease Term (i) to reduce Landlord’s Operating Expenses if Landlord shall have reasonably determined that

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the annual reduction in Landlord’s Operating Expenses shall exceed depreciation therefor or (ii) to comply with applicable laws, rules, regulations, requirements, statutes, ordinances, by-laws and court decisions of all public authorities which first become effective after the date of this Lease (the capital expenditures described in subsections (i) and (ii) being hereinafter referred to as “Permitted Capital Expenditures”), plus in the case of both (i) and (ii) an interest factor, reasonably determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the locality in which the Building is located, and depreciation in the case of both (i) and (ii) shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired and the useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item; provided, however, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in other Landlord’s Operating Expenses, including, without limitation, energy related costs, and that such projected savings will, on an annual basis (“Projected Annual Savings”), exceed the annual depreciation therefor, then and in such event the amount of depreciation for such capital expenditure shall be increased to an amount equal to the Projected Annual Savings; and in such circumstance, the increased depreciation (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the item in question, together with interest thereon at the interest rate as aforesaid in equal monthly payments, each in the amount of 1/12th of the Projected Annual Savings, with such payment to be applied first to interest and the balance to principal.

Notwithstanding the foregoing, the following costs and expenses shall be excluded from Operating Expenses:

(1)     Taxes and Tax Expenses;

(2)     principal or interest on indebtedness, debt amortization or ground rent paid by Landlord in connection with any mortgages, deeds of trust or other financing encumbrances, or ground leases of the Building or the Site;

(3)     capital improvements to the Property except those provided above (and then only to the extent provided above);

(4)     legal, auditing, consulting and professional fees and other costs paid or incurred in connection with financings, refinancings or sales of any interest in Landlord or of Landlord’s interest in the Building or the Site or in connection with any ground lease (including, without limitation, recording costs, mortgage recording taxes, title insurance premiums and other similar costs, but excluding those legal, auditing, consulting and professional fees and other costs incurred in connection with the normal and routine maintenance and operation of the Building and/or the Site);

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(5)     legal fees, space planner’s fees, architect’s fees, leasing and brokerage commissions, advertising and promotional expenditures and any other marketing expense incurred in connection with the leasing of space in the Building (including new leases, lease amendments, lease terminations and lease renewals);

(6)     the cost of any items to the extent to which such cost is reimbursed to Landlord by tenants of the Property (other than pursuant to this Section 2.6), or other third parties, or is covered by a warranty to the extent of reimbursement for such coverage;

(7)     expenditures for any leasehold improvement which is made in connection with the preparation of any portion of the Building for occupancy by any tenant or which is not made generally to or for the benefit of the Building or the Site;

(8)     the cost of performing work or furnishing service to or for any tenant other than Tenant, at Landlord’s expense, to the extent such work or service is in excess of any work or service Landlord is obligated to provide to Tenant or generally to other tenants in the Building at Landlord’s expense;

(9)     the cost of repairs or replacements incurred by reason of fire or other casualty, or condemnation (other than costs not in excess of the deductible on any insurance maintained by Landlord which provides a recovery for such repair or replacement), to the extent Landlord actually receives proceeds of property and casualty insurance policies or condemnation awards or would have received such proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease;

(10)     the cost of acquiring sculptures, paintings or other objects of fine art in the Building in excess of amounts typically spent for such items in Class A office buildings of comparable quality in the competitive area of the Building;

(11)     bad debt loss, rent loss, or reserves for bad debt or rent loss;

(12)     unfunded contributions to operating expense reserves by other tenants;

(13)     contributions to charitable or political organizations in excess of amounts typically spent for such contributions in Class A office buildings of comparable quality in the competitive area of the Building;

(14)     damage and repairs necessitated by the gross negligence or willful misconduct of Landlord Parties;

(15)     fees, costs and expenses incurred by Landlord in connection with or relating to claims against or disputes with tenants of the Building;

(16)     interest, fines or penalties for late payment or violations of Legal Requirements

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

by Landlord, if any, except to the extent incurring such expense is either (a) a reasonable business expense under the circumstances or (b) caused by a corresponding late payment or violation of a Legal Requirement by Tenant, in which event Tenant shall be responsible for the full amount of such expense;

(17)     the cost of remediation and removal of “Hazardous Materials” (as that term is defined in Section 5.3 below) in the Building or on the Site required by “Hazardous Materials Laws” (as that term is defined in Section 5.3 below), provided, however, that the provisions of this clause 17 shall not preclude the inclusion of costs with respect to materials (whether existing at the Property as of the date of this Lease or subsequently introduced to the Property) which are not as of the date of this Lease (or as of the date of introduction) deemed to be Hazardous Materials under applicable Hazardous Materials Laws but which are subsequently deemed to be Hazardous Materials under applicable Hazardous Materials Laws (it being understood and agreed that Tenant shall nonetheless be responsible for all costs of remediation and removal of Hazardous Materials to the extent caused by Tenant Parties;

(18)     costs of replacements, alterations or improvements necessary to make the Building or the Site comply with Legal Requirements in effect and applicable to the Building and/or the Site [use appropriate defined terms] prior to the date of this Lease, except to the extent the need for such replacements, alterations or improvements is caused by Tenant Parties (in which case Tenant shall nonetheless be responsible for such costs), provided, however, that the provisions of this clause 18 shall not preclude the inclusion of costs of compliance with Legal Requirements enacted prior to the date of this Lease if such compliance is required for the first time by reason of any amendment, modification or reinterpretation of a Legal Requirement which is imposed after the date of this Lease;

(19)     costs for the original construction and development of the Building and nonrecurring costs for the repair or replacement of any structural portion of the Building made necessary as a result of defects in the original design, workmanship or materials;

(20)     costs and expenses incurred for the administration of the entity which constitutes Landlord, as the same are distinguished from the costs of operation, management, maintenance and repair of the Property, including, without limitation, entity accounting and legal matters;

(21)     salaries and all other compensation (including fringe benefits) of partners, officers and executives above the grade of building manager;

(22)     the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Property unless such wages and benefits are prorated on a reasonable basis to reflect time spent on the operation and management of the Property vis-a-vis time spent on matters unrelated to the operation and management of the Property;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(23)     except as may be otherwise expressly provided in this Lease with respect to specific items, the cost of any services or materials provided by any party related to Landlord, to the extent such cost exceeds, the reasonable cost for such services or materials absent such relationship in buildings similar to the Building in the vicinity of the Building; and

(24)     depreciation for the Building.

To the extent that Landlord owns other buildings in the Office Park, Landlord’s Operating Expenses that relate to the common areas of the Office Park (and not exclusively to the Building or exclusively to any other buildings within the Office Park) shall be reasonably allocated by Landlord among all such buildings in the Office Park.

“Operating Expenses Allocable to the Premises” shall mean the same proportion of Landlord’s Operating Expenses for and pertaining to the Building and the Site as the Rentable Floor Area of the Premises bears to the Total Rentable Floor Area of the Building.

“Base Operating Expenses” is hereinbefore defined in Section 1.1. Base Operating Expenses shall not include (i) market-wide cost increases due to extraordinary circumstances, including but not limited to, Force Majeure (as defined in Section 6.1), boycotts, strikes, security concerns, conservation surcharges, embargoes or shortages (“Extraordinary Expenses”), and (ii) the cost of any Permitted Capital Expenditures. However, if a particular Extraordinary Expense continues for more than twenty-four (24) consecutive months, then during each year after the Base Year in which it continues (and on a pro rata basis if it continues for part, but not all, of a subsequent year), Base Operating Expenses shall include such Extraordinary Expense. By way of example only, if there is a conservation surcharge that constitutes an Extraordinary Expense, and if such surcharge continues for more than twenty-four (24) consecutive months, then for every year after the Base Year in which surcharge exists, Base Operating Expenses shall be increased (in a pro rata basis for partial years after the Base Year) by amount of such surcharge in the Base Year.

“Base Operating Expenses Allocable to the Premises” means the same proportion of Base Operating Expenses for and pertaining to the Building and the Site as the Rentable Floor Area of the Premises bears to the Total Rentable Floor Area of the Building.

If with respect to any calendar year falling within the Term, or fraction of a calendar year falling within the Term at the beginning or end thereof, the Operating Expenses Allocable to the Premises for a full calendar year exceed Base Operating Expenses Allocable to the Premises, or for any such fraction of a calendar year exceed the corresponding fraction of Base Operating Expenses Allocable to the Premises then, Tenant shall pay to Landlord,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

as Additional Rent, the amount of such excess. Such payments shall be made at the times and in the manner hereinafter provided in this Section 2.6.

Not later than one hundred and twenty (120) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Term or fraction thereof at the end of the Term, Landlord shall render Tenant a statement in reasonable detail and according to usual accounting practices certified by a representative of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, Landlord’s Operating Expenses and Operating Expenses Allocable to the Premises. Said statement to be rendered to Tenant shall also show for the preceding year or fraction thereof as the case may be the amounts of operating expenses already paid by Tenant as Additional Rent, and the amount of operating expenses remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. Within thirty (30) days after the date of delivery of such statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.6 with respect to the preceding year or fraction thereof, or Landlord shall credit any amounts due from it to Tenant pursuant to the above provisions of this Section 2.6 against (i) monthly installments of fixed rent next thereafter coming due or (ii) any sums then due from Tenant to Landlord under this Lease (or refund such portion of the overpayment as aforesaid if the Term has ended and Tenant has no further obligation to Landlord).

In addition, Tenant shall make payments monthly on account of Tenant’s share of increases in Landlord’s Operating Expenses anticipated for the then current year at the time and in the fashion herein provided for the payment of fixed rent. The amount to be paid to Landlord shall be an amount reasonably estimated annually by Landlord to be sufficient to cover, in the aggregate, a sum equal to Tenant’s share of such increases in operating expenses for each calendar year during the Term.

Notwithstanding the foregoing, in determining the amount of Landlord’s Operating Expenses for any calendar year or portion thereof falling within the Lease Term, if less than ninety-five percent (95%) of the Total Rentable Floor Area of the Building shall have been occupied by tenants at any time during the period in question, then those components of Landlord’s Operating Expenses that vary based on occupancy for such period shall be adjusted to equal the amount such components of Landlord’s Operating Expenses would have been for such period had occupancy been ninety-five percent (95%) throughout such period.

2.7       Real Estate Taxes

If with respect to any full Tax Year or fraction of a Tax Year falling within the Term, Landlord’s Tax Expenses Allocable to the Premises as hereinafter defined for a full Tax Year exceed Base Taxes Allocable to the Premises, or for any such fraction of a Tax Year exceed the corresponding fraction of Base Taxes Allocable to the Premises then, on or

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

before the thirtieth (30th) day following receipt by Tenant of the certified statement referred to below in this Section 2.7, then Tenant shall pay to Landlord, as Additional Rent, the amount of such excess. Not later than ninety (90) days after Landlord’s Tax Expenses Allocable to the Premises are determined for the first such Tax Year or fraction thereof and for each succeeding Tax Year or fraction thereof during the Term, Landlord shall render Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Building and the Site and abatements and refunds of any taxes and assessments. Expenditures for legal fees and for other expenses incurred in seeking the tax refund or abatement may be charged against the tax refund or abatement before the adjustments are made for the Tax Year. Said statement to be rendered to Tenant shall also show for the preceding Tax Year or fraction thereof as the case may be the amounts of real estate taxes already paid by Tenant as Additional Rent, and the amount of real estate taxes remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. Within thirty (30) days after the date of delivery of the foregoing statement, Tenant shall pay to Landlord the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.7 with respect to the preceding Tax Year or fraction thereof, or Landlord shall within sixty (60) days credit any amounts due from it to Tenant pursuant to the provisions of this Section 2.7 against (i) monthly installments of fixed rent next thereafter coming due or (ii) any sums then due from Tenant to Landlord under this Lease (or refund such portion of the over-payment as aforesaid if the Term has ended and Tenant has no further obligation to Landlord).

In addition, payments by Tenant on account of increases in real estate taxes anticipated for the then current year shall be made monthly at the time and in the fashion herein provided for the payment of fixed rent. The amount so to be paid to Landlord shall be an amount reasonably estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to Tenant’s share of such increases, at least ten (10) days before the day on which such payments by Landlord would become delinquent.

To the extent that real estate taxes shall be payable to the taxing authority in installments with respect to periods less than a Tax Year, the foregoing statement shall be rendered and payments made on account of such installments.

Terms used herein are defined as follows:

(i)     “Tax Year” means the twelve-month period beginning July 1 each year during the Term or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

(ii)     “Landlord’s Tax Expenses Allocable to the Premises” shall mean the same proportion of Landlord’s Tax Expenses for and pertaining to the Building and the Site as the Rentable Floor Area of the Premises bears to 95% of the Total Rentable Floor Area of the Building.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii)     “Landlord’s Tax Expenses” with respect to any Tax Year means the aggregate real estate taxes on the Building and Site with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year.

(iv)     “Base Taxes” is hereinbefore defined in Section 1.1.

(v)     “Base Taxes Allocable to the Premises” means the same proportion of Base Taxes for and pertaining to the Building and the Site as the Rentable Floor Area of the Premises bears to the Total Rentable Floor Area of the Building.

(vi)     “Real estate taxes” means all taxes and special assessments of every kind and nature and user fees and other like fees assessed by any governmental authority on the Building or Site which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing and operation of the Site, the Building and the Property (including without limitation, if applicable, the excise prescribed by Massachusetts General Laws (Ter Ed) Chapter 121A, Section 10 and amounts in excess thereof paid to the City of Waltham pursuant to agreement between Landlord and the City) and reasonable expenses of and fees for any formal or informal proceedings for negotiation or abatement of taxes (collectively, “Abatement Expenses”), which Abatement Expenses shall be excluded from Base Taxes. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance, franchise, unincorporated business, recording, arena, stadium, entertainment and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that expressly in lieu of the whole or any part of the ad valorem tax on real property there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Site or Building or Property, federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term “real estate taxes” but only to the extent that the same would be payable if the Site and Buildings were the only property of Landlord.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vii)     If during the Lease Term the Tax Year is changed by applicable law to less than a full 12-month period, the Base Taxes and Base Taxes Allocable to the Premises shall each be proportionately reduced.

Subject to the provisions of this Section and provided that no Event of Default of Tenant exists, Tenant shall have the right to examine the correctness of the Landlord’s Operating Expense statement or any item contained therein:

1.         Any request for examination in respect of any “Operating Year” (as defined hereinbelow) may be made by notice from Tenant to Landlord no more than sixty (60) days after the date (the “Operating Expense Statement Date”) Landlord provides Tenant a statement of the actual amount of the Landlord’s Operating Expenses in respect of such Operating Year and only if Tenant shall have fully paid such amount. Such notice shall set forth in reasonable detail the matters questioned. Any examination must be completed and the results communicated to Landlord no more than 365 days after the Operating Expense Statement Date. “Operating Year” shall mean a period of twelve (12) consecutive calendar months, commencing on the first day of January in each year, except that the first Operating Year of the Lease Term hereof shall be the period commencing on the Commencement Date and ending on the succeeding December 31, and the last Operating Year of the Lease Term hereof shall be the period commencing on January 1 of the calendar year in which the Lease Term ends, and ending with the date on which the Lease Term ends.

2.         Tenant hereby acknowledges and agrees that Tenant’s sole right to contest the Operating Expense statement shall be as expressly set forth in this Section. Tenant hereby waives any and all other rights provided pursuant to applicable laws to inspect Landlord’s books and records and/or to contest the Operating Expense statement. If Tenant shall fail to timely exercise Tenant’s right to inspect Landlord’s books and records as provided in this Section, or if Tenant shall fail to timely communicate to Landlord the results of Tenant’s examination as provided in this Section, with respect to any Operating Year Landlord’s statement of Landlord’s Operating Expenses shall be conclusive and binding on Tenant.

3.         So much of Landlord’s books and records pertaining to the Landlord’s Operating Expenses for the specific matters questioned by Tenant for the Operating Year included in Landlord’s statement shall be made available to Tenant within a reasonable time after Landlord timely receives the notice from Tenant to make such examination pursuant to this Section, either electronically or during normal business hours at the offices where Landlord keeps such books and records or at another location, as determined by Landlord.

4.         Tenant shall have the right to make such examination no more than once in respect of any Operating Year in which Landlord has given Tenant a statement of the Landlord’s Operating Expenses.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.         Such examination may be made only by a qualified employee of Tenant or a qualified independent certified public accounting firm approved by Landlord. No examination shall be conducted by an examiner who is to be compensated, in whole or in part, on a contingent fee basis.

6.         As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination.

7.         No subtenant shall have any right to conduct any such examination and no assignee may conduct any such examination with respect to any period during which the assignee was not in possession of the Premises.

8.         All of Tenant’s costs and expenses of any such examination shall be paid by Tenant, except if such examination shows that the amount of the Landlord’s Operating Expenses payable by Tenant was overstated by more than [***] percent ([***]%), Landlord shall reimburse Tenant for the reasonable out-of-pocket costs and expenses incurred by Tenant in such examination, up to a maximum of $[***].

2.8       Tenant Electricity

Landlord shall allocate the costs of furnishing electricity for lights and plugs and the distribution components of the heating, ventilating and air conditioning system to Tenant in accordance with the procedure contained in Exhibit H, and Tenant shall pay for such costs as provided in said Exhibit H.

ARTICLE III

Condition of Premises; Alterations

3.1       Preparation of Premises

The condition of the Existing Premises upon Landlord’s delivery along with any work to be performed by either Landlord or Tenant shall be as set forth in the Work Agreement attached hereto as Exhibit B-1 and made a part hereof. The condition of the Expansion Premises upon Landlord’s delivery along with any work to be performed by either Landlord or Tenant shall be as set forth in the Work Agreement attached hereto as Exhibit B-2 and made a part hereof.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE IV

Landlord’s Covenants; Interruptions and Delays

4.1       Landlord Covenants

4.1.1    Services Furnished by Landlord

To furnish services, utilities, facilities and supplies set forth in Exhibit C equal to those customarily provided by landlords in high quality buildings in the Boston West Suburban Market subject to escalation reimbursement in accordance with Section 2.6.

4.1.2    Additional Services Available to Tenant

To furnish, at Tenant’s expense, reasonable additional Building operation services which are usual and customary in similar office buildings in the Boston West Suburban Market upon reasonable advance request of Tenant at reasonable and equitable rates from time to time established by Landlord. Tenant agrees to pay to Landlord, as Additional Rent, the cost of any such additional Building services requested by Tenant and for the cost of any additions, alterations, improvements or other work performed by Landlord in the Premises at the request of Tenant within thirty (30) days after being billed therefor.

4.1.3    Roof, Exterior Wall, Floor Slab and Common Facility Repairs

Except for (a) normal and reasonable wear and use and (b) damage caused by fire and casualty and by eminent domain, and except as otherwise provided in Article VI and subject to the escalation provisions of Section 2.6, (i) to make such repairs to the roof, exterior walls, floor slabs and common areas and facilities as may be necessary to keep them in good condition and (ii) to maintain the Building (exclusive of Tenant’s responsibilities under this Lease) in a first class manner comparable to the maintenance of similar properties in the Boston West Suburban Market.

4.1.4    Door Signs

To provide and install, at Landlord’s expense, letters or numerals on exterior doors in the Premises to identify Tenant’s official name and Building address; all such letters and numerals shall be in the building standard graphics and no others shall be used or permitted on the Premises.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2       Interruptions and Delays in Services and Repairs, Etc.

Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord’s part, by reason of any cause reasonably beyond Landlord’s control, including without limitation by reason of Force Majeure (as defined in Section 6.1 hereof), Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Article VI, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, or right to terminate this Lease, nor shall the same give rise to a claim in Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

Notwithstanding the foregoing, and solely for the purposes of this Section 4.2, an “Abatement Event” shall be defined as an event or circumstance resulting from or caused by any failure of Landlord to provide electrical, heating, ventilating, air conditioning, or all elevator service to the Premises or access to the Premises that prevents Tenant from using the Premises or any portion thereof, but only as a result of causes which are covered by Landlord’s loss of rentals insurance. Tenant shall give Landlord notice (“Abatement Notice”) of any such Abatement Event, and if such Abatement Event continues beyond the “Eligibility Period” (as that term is defined below), then the Annual Fixed Rent and Tenant’s payments on account of Landlord’s Tax Expenses Allocable to the Premises and Operating Expenses Allocable to the Premises shall be abated entirely or reduced, as the case may be, in an amount equal to the “Insurance Amount” (hereinafter defined) after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total Rentable Floor Area of the Premises. The term “Eligibility Period” shall mean (i) in connection with a failure by Landlord to provide required services or access to the Premises due to an event or circumstance within Landlord’s reasonable control and which are as a result of causes which are covered by Landlord’s loss of rentals insurance, a period of seven (7) consecutive days after Landlord’s receipt of any Abatement Notice(s) and (ii) in connection with a failure by Landlord to provide required services or access to the Premises due to an event or circumstance not within Landlord’s reasonable control, a period of thirty (30) consecutive days after Landlord’s receipt of any Abatement Notice(s). The “Insurance Amount” shall be an amount equal to the payment actually received by Landlord (but only allocable to and on account of the Premises) for such shut down of electricity service to the Premises from Landlord’s insurance carrier providing such loss of rents insurance less the amount of any deductible contained in such loss of rents insurance coverage. Notwithstanding anything herein contained to the contrary, in no event shall any of the events referred to in this Section 4.2 give rise to a claim in

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

ARTICLE V

Tenant’s Covenants

Tenant covenants and agrees to the following during the Term and such further time as Tenant occupies any part of the Premises:

5.1       Payments

To pay when due all fixed rent and Additional Rent and all charges for utility services rendered to the Premises (except as otherwise provided in Exhibit C) and, as further Additional Rent, all charges for additional services rendered pursuant to Section 4.1.2. In the event Tenant pays any utilities for the Premises directly to the utility company or rovider, Tenant shall grant Landlord access to Tenant’s account with such utility company or provider so that Landlord can review the utility bills relating to the Premises

5.2       Repair and Yield Up

Except as otherwise provided in Article VI and Section 4.1.3 to keep the Premises in good order, repair and condition, reasonable wear and tear only excepted, and all glass in windows (except glass in exterior walls unless the damage thereto is attributable to Tenant’s negligence or misuse) and doors of the Premises whole and in good condition with glass of the same type and quality as that injured or broken, damage by fire or taking under the power of eminent domain only excepted, and at the expiration or termination of this Lease peaceably to yield up the Premises all construction, work, improvements, and all alterations and additions thereto in good order, repair and condition, reasonable wear and tear only excepted, first removing all goods and effects of Tenant and, to the extent specified by Landlord by notice to Tenant given at least ten (10) days before such expiration or termination, the wiring for Tenant’s computer, telephone and other communication systems and equipment whether located in the Premises or in any other portion of the Building, including all risers and all alterations and additions made by Tenant and all partitions, and repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

necessary by reason of damage to common areas in the Building, to the Site or to the other buildings caused by Tenant, Tenant’s agents, contractors, employees, sublessees, licensees, concessionaires or invitees.

5.3       Use

Continuously from the commencement of the Term to use and occupy the Premises for the Permitted Use only, and not to injure or deface the Premises, Building, the Additional Building, the Site or any other part of the Property nor to permit in the Premises or on the Site any auction sale, vending machine, or inflammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to permit in the Premises anything which would in any way result in the leakage of fluid or the growth mold, and not to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of the first class in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building. Further, (i) Tenant shall not, nor shall Tenant permit its employees, invitees, agents, independent contractors, contractors, assignees or subtenants to, keep, maintain, store or dispose of (into the sewage or waste disposal system or otherwise) or engage in any activity which might produce or generate any substance which is or may hereafter be classified as a hazardous material, waste or substance (collectively “Hazardous Materials”), under federal, state or local laws, rules and regulations, including, without limitation, 42 U.S.C. Section 6901 et seq., 42 U.S.C. Section 9601 et seq., 42 U.S.C. Section 2601 et seq., 49 U.S.C. Section 1802 et seq. and Massachusetts General Laws, Chapter 21E and the rules and regulations promulgated under any of the foregoing, as such laws, rules and regulations may be amended from time to time (collectively “Hazardous Materials Laws”), (ii) Tenant shall immediately notify Landlord of any incident in, on or about the Premises, the Building or the Site that would require the filing of a notice under any Hazardous Materials Laws, (iii) Tenant shall comply and shall cause its employees, invitees, agents, independent contractors, contractors, assignees and subtenants to comply with each of the foregoing and (iv) Landlord shall have the right to make such inspections (including testing) as Landlord shall elect from time to time to determine that Tenant is complying with the foregoing.

5.4       Obstructions; Items Visible From Exterior; Rules and Regulations

Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the other buildings or of the Site used by Tenant in common with others; not without prior consent of Landlord (which shall be in Landlord’s sole discretion) to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises (including, without limitation, from common lobbies within the Building); and to comply with all

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reasonable rules and regulations now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Site and their facilities and approaches; Landlord shall not be liable to Tenant for the failure of other occupants of the Buildings to conform to such rules and regulations.

5.5       Safety Appliances

To keep the Premises equipped with all safety appliances required by any public authority because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant’s Permitted Use.

5.6       Assignment; Sublease

Except as otherwise expressly provided herein, Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant’s interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in or consented to by Landlord under Sections 5.6.1-5.6.6 shall, at Landlord’s election, be void; shall be of no force and effect; and shall confer no rights on or in favor of third parties. In addition, Landlord shall be entitled to seek specific performance of or other equitable relief with respect to the provisions hereof.

5.6.1    (A)     Notwithstanding the provisions of Section 5.6 above, in the event Tenant desires to market the Premises for a proposed assignment or subletting of the Premises, Tenant may notify Landlord in writing of its intent to seek a possible assignee or subtenant (such notice being hereinafter referred to as “Tenant’s Marketing Notice”) and Landlord shall have the right at its sole option, to be exercised within thirty (30) days after receipt of Tenant’s Marketing Notice, to terminate this Lease as of a date specified in a notice to Tenant, which date shall not be earlier than thirty (30) days after Landlord’s notice to Tenant; provided, however, that upon the termination date as set forth in Landlord’s notice, all obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease and promptly upon being billed therefor by Landlord, Tenant shall make final payment of all Annual Fixed Rent and Additional Rent due from Tenant through the termination date. In the event that Landlord shall not exercise its termination rights as aforesaid, or shall fail to give any or timely notice pursuant to this Section the provisions of Section 5.6.1(B) and Sections 5.6.2-5.6.5 shall be applicable. This Section 5.6.1(A) shall not be applicable to an assignment or sublease pursuant to Section 5.6.4 below.

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(B) Notwithstanding the provisions of Section 5.6 above, in the event Tenant desires to assign this Lease or to sublet the whole (but not part) of the Premises (no partial subletting being permitted other than as provided in Section 5.6.4 below), Tenant shall give Landlord notice (the “Proposed Transfer Notice”) of any proposed sublease or assignment, and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or subtenant, (b) in the case of a proposed assignment or subletting pursuant to Section 5.6.3 below, such information as to the proposed assignee’s or proposed subtenant’s net worth and financial capability and standing as may reasonably be required for Landlord to make the determination referred to in said Section 5.6.3 (provided, however, that Landlord shall hold such information confidential having the right to release same to its officers, accountants, attorneys and mortgage lenders on a confidential basis), (c) all of the terms and provisions upon which the proposed assignment or subletting is to be made, (d) in the case of a proposed assignment or subletting pursuant to Section 5.6.3 below, all other information necessary to make the determination referred to in said Section 5.6.3 and (e) in the case of a proposed assignment or subletting pursuant to Section 5.6.4 below, such information as may be reasonably required by Landlord to determine that such proposed assignment or subletting complies with the requirements of said Section 5.6.4. In addition to the other requirements set forth in this Lease and notwithstanding any other provision of this Lease, partial sublettings of the Premises shall only be permitted under the following terms and conditions: (i) the layout of both the subleased premises and the remainder of the Premises must comply with applicable laws, ordinances, rules and/or regulations and be reasonably approved by Landlord, including, without limitation, all requirements concerning access and egress; (ii) in the event the subleased premises are separately physically demised from the remainder of the Premises, Tenant shall pay all costs of separately physically demising the subleased premises (collectively, “Demising Work”); (iii) at the expiration or earlier termination of the Lease, Tenant shall, at Tenant’s sole cost and expense, remove all Demising Work and restore the Premises to their condition immediately prior to any such demising work; and (iv) there shall be no more than one (1) sublease in effect in the Premises at any given time.

5.6.2    Except in the event Tenant shall have delivered Tenant’s Marketing Notice pursuant to Section 5.6.1(A) above and Landlord shall not have exercised the termination right set forth in such Section, Landlord shall have the right at its sole option, to be exercised within thirty (30) days after receipt of Tenant’s Proposed Transfer Notice (the “Acceptance Period”), to terminate this Lease as of a date specified in a notice to Tenant, which date shall not be earlier than thirty (30) days after Landlord’s notice to Tenant; provided, however, that upon the termination date as set forth in Landlord’s notice, all obligations relating to the period after such termination

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date (but not those relating to the period before such termination date) shall cease and within thirty (30) days after being billed therefor by Landlord, Tenant shall make final payment of all Annual Fixed Rent and Additional Rent due from Tenant through the termination date, provided further, that such notice of termination shall be null and void and of no force and effect and this Lease shall remain in full force an effect, if within five (5) days after Landlord’s Termination Notice, Tenant notifies Landlord that Tenant withdraws Tenant’s request to assign the Lease or sublet the Premises. In the event that Landlord shall not exercise its termination rights as aforesaid, or shall fail to give any or timely notice pursuant to this Section the provisions of Sections 5.6.3, 5.6.5 and 5.6.6 shall be applicable. This Section 5.6.2 shall not be applicable to an assignment or sublease pursuant to Section 5.6.4.

5.6.3    Notwithstanding the provisions of Section 5.6 above, but subject to the provisions of this Section 5.6.3 and the provisions of Sections 5.6.5 and 5.6.6 below, in the event that (i) Tenant shall have elected not to deliver any Tenant’s Marketing Notice pursuant to Section 5.6.1(A) above and Landlord shall not have exercised the termination right set forth in Section 5.6.2 or shall have failed to give timely notice under Section 5.6.2 or (ii) Tenant shall have delivered a Tenant’s Marketing Notice and Landlord shall not have exercised the termination right as set forth in Section 5.6.2, or shall have failed to give any or timely notice under Section 5.6.2,5.6.1(A), then for a period of one hundred eighty (180) days (i) after the receipt of Landlord’s notice stating that Landlord does not elect the termination right, or (ii) after the expiration of the Acceptance Period, in the event Landlord shall not give any or timely notice under Section 5.6.2 as the case may be, Tenant shall have the right to assign this Lease or sublet the Premises (in whole or in part) in accordance with the Proposed Transfer Notice provided that, in each instance, Tenant first obtains the express prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

Without limiting the foregoing standard, Landlord shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:

(a)      the proposed assignee or subtenant is a tenant in the Building or elsewhere within the Office Park or is in active negotiation with Landlord or an affiliate of Landlord for premises in the Building or elsewhere within the Office Park or is not of a character consistent with the operation of a first class office building (by way of example Landlord shall not be deemed to be unreasonably withholding its consent to an assignment or subleasing to any governmental or quasi-governmental agency), or

(b)      the proposed assignee or subtenant is not of good character and reputation, or

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(c)       the proposed assignee or subtenant does not possess adequate financial capability to perform the Tenant obligations as and when due or required, or

(d)       the assignee or subtenant proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Section 1.1 hereof, or

(e)       the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee shall (i) be likely to increase Landlord’s Operating Expenses beyond that which Landlord now incurs for use by Tenant; (ii) be likely to increase the burden on elevators or other Building systems or equipment over the burden generated by normal and customary office usage; or (iii) violate or be likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises, or

(f)        there shall be existing an Event of Default (defined in Section 7.1) or there have been three (3) or more Event of Default occurrences during the Term, or

(g)       the proposed rent and other charges to be payable by the proposed assignee or subtenant are less than the market rent and other charges for first class office space for properties of a similar character in the Boston West Suburban market, or

(h)       any part of the rent payable under the proposed assignment or sublease shall be based in whole or in part on the income or profits derived from the Premises or if any proposed assignment or sublease shall potentially have any adverse effect on the real estate investment trust qualification requirements applicable to Landlord and its affiliates, or

(i)        the holder of any mortgage or ground lease on property which includes the Premises does not approve of the proposed assignment or sublease, or

(j)        due to the identity or business of a proposed assignee or subtenant, such approval would cause Landlord to be in violation of any covenant or restriction contained in another lease or other agreement affecting space in the Building or elsewhere in the Property.

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If Landlord shall consent to the proposed assignment or subletting, as the case may be, then, in such event, Tenant may thereafter sublease (the whole but not part of the Premises) or assign pursuant to Tenant’s notice, as given hereunder; provided, however, that if such assignment or sublease shall not be executed and delivered to Landlord within ninety (90) days after the date of Landlord’s consent, the consent shall be deemed null and void and the provisions of Section 5.6.1 shall be applicable.

5.6.4    Notwithstanding the foregoing provisions of Sections 5.6, 5.6.2 and 5.6.3 above, but subject to the provisions of Sections 5.6.5 and 5.6.6 below, Tenant shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to any other entity (the “Successor Entity”) (i) which controls or is controlled by Tenant or Tenant’s parent corporation, or (ii) which is under common control with Tenant, or (iii) which purchases all or substantially all of the assets of Tenant, or (iv) which purchases all or substantially all of the stock of (or other Ownership or membership interests in) Tenant or (v) which merges or combines with Tenant, provided that the entity to which this Lease is so assigned or which so sublets the Premises has a credit worthiness (e.g. net assets on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the Tenant as of the date of this Lease (the foregoing transferees referred to, individually or collectively, as a “Permitted Transferee”). Except in cases of statutory merger, in which case the surviving entity in the merger shall be liable as the Tenant under this Lease, Tenant shall continue to remain fully liable under this Lease, on a joint and several basis with the Permitted Transferee. If any parent, affiliate or subsidiary of Tenant to which this Lease is assigned or the Premises sublet (in whole or in part) shall cease to be such a parent, affiliate or subsidiary, such cessation shall be considered an assignment or subletting requiring Landlord’s consent.

5.6.5    In the case of any assignment or subleasing as to which Landlord may consent (other than an assignment or subletting permitted under Section 5.6.4 above) such consent shall be upon the express and further condition, covenant and agreement, and Tenant hereby covenants and agrees that, in addition to the Annual Fixed Rent, Additional Rent and other charges to be paid pursuant to this Lease, fifty percent (50%) of the “Assignment/Sublease Profits” (hereinafter defined), if any, shall be paid to Landlord. The “Assignment/Sublease Profits” shall be the excess, if any, of (a) the “Assignment/Sublease Net Revenues” as hereinafter defined over (b) the Annual Fixed Rent and Additional Rent and other charges provided in this Lease (provided, however, that for the purpose of calculating the Assignment/Sublease Profits in the case of a sublease, appropriate prorations in

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the applicable Annual Fixed Rent, Additional Rent and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The “Assignment/Sublease Net Revenues” shall be the fixed rent, Additional Rent and all other charges and sums payable either initially or over the term of the sublease or assignment plus all other profits and increases to be derived by Tenant as a result of such subletting or assignment, less the reasonable costs of Tenant incurred in such subleasing or assignment (the definition of which shall be limited to brokerage commissions and alteration allowances, in each case actually paid), as set forth in a statement certified by an appropriate officer of Tenant and delivered to Landlord within thirty (30) days of the full execution of the sublease or assignment document, amortized over the term of the sublease or assignment.

All payments of the Assignment/Sublease Profits due Landlord shall be made within ten (10) days of receipt of same by Tenant.

5.6.6    (A)     It shall be a condition of the validity of any assignment or subletting consented to under Section 5.6.3 above, or any assignment or subletting of right under Section 5.6.4 above, that both Tenant and the assignee or sublessee enter into a separate written instrument directly with Landlord in a form and containing terms and provisions reasonably required by Landlord, including, without limitation, the agreement of the assignee or sublessee to be bound directly to Landlord for all the obligations of the Tenant under this Lease (including any amendments or extensions thereof), including, without limitation, the obligation (a) to pay the rent and other amounts provided for under this Lease (but in the case of a partial subletting pursuant to Section 5.6.4, such subtenant shall agree on a pro rata basis to be so bound), (b) to comply with the provisions of Sections 5.6 through 5.6.6 hereof and (c) to indemnify the “Landlord Parties” (as defined in Section 8.13) as provided in Section 8.1 hereof. Such assignment or subletting shall not relieve the Tenant named herein of any of the obligations of the Tenant hereunder and Tenant shall remain fully and primarily liable therefor and the liability of Tenant and such assignee (or subtenant, as the case may be) shall be joint and several. Further, and notwithstanding the foregoing, the provisions hereof shall not constitute a recognition of the sublease or the subtenant thereunder, as the case may be, and at Landlord’s option, upon the termination or expiration of the Lease (whether such termination is based upon a cause beyond Tenant’s control, a default of Tenant, the agreement of Tenant and Landlord or any other reason), the sublease shall be terminated.

(B)     As Additional Rent, Tenant shall pay to Landlord as a fee for Landlord’s review of any proposed assignment or sublease requested by Tenant and the preparation of any associated documentation in connection therewith, within thirty (30) days after receipt of an invoice from Landlord, an amount equal to the

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sum of (i) $1,000.00 and/or (ii) reasonable out of pocket legal fees or other expenses incurred by Landlord in connection with such request.

(C)     If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may upon prior notice to Tenant, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Sections 5.6 through 5.6.6 hereof, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained, the Tenant herein named to remain primarily liable under this Lease.

(D)     The consent by Landlord to an assignment or subletting under Section 5.6.3 above, or the consummation of an assignment or subletting of right under Section 5.6.4 above, shall in no way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

(E)     On or after the occurrence of an “Event of Default” (defined in Section 7.1), Landlord shall be entitled to one hundred percent (100%) of any Assignment/Sublease Profits.

(F)     Without limiting Tenant’s obligations under Section 5.12, Tenant shall be responsible, at Tenant’s sole cost and expense, for performing all work necessary to comply with Legal Requirements and Insurance Requirements in connection with any assignment or subletting hereunder including, without limitation, any work in connection with such assignment or subletting.

5.7       Right of Entry

To permit Landlord and its agents to examine the Premises at reasonable times and, if Landlord shall so elect, to make any alterations, additions or improvements contemplated by this Lease or any repairs or replacements Landlord may deem necessary in accordance with the terms and provisions of this Lease; to remove, at Tenant’s expense, any alterations, addition, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective tenants during the eleven (II) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times.

5.8       Floor Load; Prevention of Vibration and Noise

Not to place a load upon the Premises exceeding an average rate of 70 pounds of live

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load per square foot of floor area (partitions shall be considered as part of the live load); and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize; Tenant’s business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant so as to eliminate such vibration or noise.

5.9       Personal Property Taxes

To pay promptly when due all taxes which may be imposed upon “Tenant’s Property” (as defined in Section 8.4 hereof) in the Premises to whomever assessed.

5.10     Compliance with Laws

To comply with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions, and orders and requirements of all public authorities (“Legal Requirements”) now or hereafter in force which shall impose a duty on Landlord or Tenant relating to or as a result of the use or occupancy of the Premises; provided that Tenant shall not be required to make any alterations or additions to the structure, roof, exterior and load bearing walls, foundation, structural floor slabs and other structural elements of the Building unless the same are required by such Legal Requirements as a result of or in connection with Tenant’s use or occupancy of the Premises beyond normal use of space of this kind. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Section 5.10.

5.11     Payment of Litigation Expenses

To pay, as Additional Rent, all reasonable costs, counsel and other fees incurred by Landlord in connection with (i) the successful enforcement by Landlord of any obligations of Tenant under this Lease, or (ii) the successful defense of any action brought by Tenant, or (iii) or in connection with any bankruptcy case involving Tenant or any guarantor. Landlord hereby similarly agrees to pay all reasonable costs, counsel and other fees incurred by Tenant in connection with (i) the successful enforcement by Tenant of any obligations of Landlord under this Lease, or (ii) the successful defense of any action brought by Landlord, or (iii) in connection with any bankruptcy case involving Landlord.

5.12     Alterations

Tenant shall not make alterations and additions to Tenant’s Premises except in accordance with plans and specifications therefor first approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. However,

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Landlord’s determination of matters relating to aesthetic issues relating to alterations, additions or improvements which are visible outside the Premises (including, without limitation, from common lobbies within the Building) shall be in Landlord’s sole discretion. Without limiting such standard Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions (including, without limitation, any alterations or additions to be performed by Tenant under Article III) which (a) in Landlord’s opinion might adversely affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility or base building mechanical system serving any area of the Building outside of the Premises, or (b) involve or affect the exterior design, size, height, or other exterior dimensions of the Building or (c) will require unusual expense to readapt the Premises to normal office use on Lease termination or expiration or increase the cost of construction or of insurance or taxes on the Building or of the services called for by Section 4.1 unless Tenant first gives assurance acceptable to Landlord for payment of such increased cost and that such readaptation will be made prior to such termination or expiration without expense to Landlord, (d) enlarge the Rentable Floor Area of the Premises, or (e) are inconsistent, in Landlord’s judgment, with alterations satisfying Landlord’s standards for new alterations in the Building. Landlord’s review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Landlord that such plans, specifications and work conform with applicable Legal Requirements and requirements of insurers of the Building and the other requirements of this Lease with respect to Tenant’s insurance obligations (herein called “Insurance Requirements”) nor deemed a waiver of Tenant’s obligations under this Lease with respect to applicable Legal Requirements and Insurance Requirements nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with applicable Legal Requirements and Insurance Requirements nor give right to any other parties. Further, Tenant acknowledges that Tenant is acting for its own benefit and account, and that Tenant shall not be acting as Landlord’s agent in performing any work in the Premises, accordingly, no contractor, subcontractor or supplier shall have a right to lien Landlord’s interest in the Property in connection with any such work. Within thirty (30) days after receipt of an invoice from Landlord, Tenant shall pay to Landlord as a fee for Landlord’s review of any work or plans (excluding any review respecting initial improvements performed pursuant to Article III hereof for which a fee has previously been paid but including any review of plans or work relating to any assignment or subletting), as Additional Rent, an amount equal to the sum of: (i) $[***] per hour for time spent by Landlord’s in-house personnel, plus (ii) third party expenses incurred by Landlord to review Tenant’s plans and Tenant’s work. All alterations and additions shall be part of the Building unless and until Landlord shall specify the same for removal pursuant to Section 5.2. All of Tenant’s alterations and additions and installation of furnishings

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shall be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations and not to damage the Buildings or Site or interfere with construction or operation of the Buildings and other improvements to the Site and, except for installation of furnishings, shall be performed by Landlord’s general contractor or by contractors or workers first approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Except for work by Landlord’s general contractor, Tenant, before its work is started, shall secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and security satisfactory to Landlord protecting Landlord against liens arising out of the furnishing of such labor and material; and cause each contractor to carry insurance in accordance with Section 8.14 herein and to deliver to Landlord certificates of all such insurance. Tenant shall also prepare and submit to Landlord a set of as-built plans, in both print and electronic forms, showing such work performed by Tenant to the Premises promptly after any such alterations, improvements or installations are substantially complete and promptly after any wiring or cabling for Tenant’s computer, telephone and other communications systems is installed by Tenant or Tenant’s contractor. Without limiting any of Tenant’s obligations hereunder, Tenant shall be responsible, as Additional Rent, for the costs of any alterations, additions or improvements in or to the Building that are required in order to comply with Legal Requirements as a result of any work performed by Tenant. Landlord shall have the right to provide such reasonable rules and regulations relative to the performance of any alterations, additions, improvements and installations by Tenant hereunder and Tenant shall abide by all such reasonable rules and regulations and shall cause all of its contractors to so abide including, without limitation, payment for the reasonable costs of using Building services. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Buildings or the Site and immediately to discharge any such liens which may so attach. Tenant shall pay, as Additional Rent, 100% of any real estate taxes on the Property which shall, at any time after commencement of the Term, result from any alteration, addition or improvement to the Premises made by Tenant. Tenant acknowledges and agrees that Landlord shall be the owner of any additions, alterations and improvements in the Premises or the Building to the extent paid for by Landlord.

5.13     Vendors

Any vendors engaged by Tenant to perform services in or to the Premises including, without limitation, janitorial contractors and moving contractors shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or the Property or interfere with Building construction or operation and shall be performed by vendors first approved by Landlord.

5.14     Patriot Act

As an inducement to Landlord to enter into this Lease, Tenant hereby represents and

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warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned, controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Tenant (and any person, group, or entity which Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed an immediate Event of Default by Tenant under Section 7.1 of this Lease (without the benefit of notice or grace) and shall be covered by the indemnity provisions of Section 8.1 below, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease.

(B)     As an inducement to Tenant to enter into this Lease, Landlord hereby represents and warrants that: (i) Landlord is not, nor is it owned or controlled directly or indirectly by, any Prohibited Person; (ii) Landlord is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Landlord (and any person, group, or entity which Landlord controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, is expressly understood and agreed that the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. Notwithstanding anything contained herein to the contrary, for the purposes of this subsection (B) the phrase “owned or controlled directly or indirectly by any person, group, entity or nation” and all similar such phrases shall not include (x) any shareholder of Boston Properties, Inc., (y) any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a United States national stock

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exchange or (z) any limited partner, unit holder or shareholder owning an interest of five percent (5%) or less in Boston Properties Limited Partnership or the holder of any direct or indirect interest in Boston Properties Limited Partnership.

ARTICLE VI

Casualty and Taking

6.1       Damage Resulting from Casualty

In case during the Lease Term the Building or the Site are damaged by fire or casualty and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within one hundred twenty (120) days from the time that repair work would commence, Landlord may, at its election, terminate this Lease by notice given to Tenant within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than thirty (30) days nor more than forty-five (45) days after the date of notice of such termination.

In case during the last year of the Lease Term, the Premises are damaged by fire or casualty and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within one hundred fifty (150) days (and/or as to special work or work which requires long lead time then if such work cannot reasonably be expected to be repaired within such additional time as is reasonable under the circumstances given the nature of the work) from the time that repair work would commence, Tenant may, at its election, terminate this Lease by notice given to Landlord within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Tenant shall be not less than thirty (30) days or more than forty-five (45) days after the date of notice of such termination.

Unless terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect following any such damage subject, however, to the following provisions.

If the Building or the Site or any part thereof are damaged by fire or other casualty and this Lease is not so terminated, or Landlord or Tenant have no right to terminate this Lease, and in any such case the holder of any mortgage which includes the Building as a part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net insurance proceeds to be applied to the restoration of the Building (and/or the Site), Landlord promptly after such damage and the determination of the net amount of insurance proceeds available shall use due diligence to restore the Premises and the Building in the event of damage thereto (excluding “Tenant’s Property” (as defined in Section 8.4 hereof), except as expressly provided in the immediately following paragraph of this Section 6.1) into proper

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condition for use and occupation and a just proportion of the Annual Fixed Rent, Tenant’s share of Operating Costs and Tenant’s share of real estate taxes according to the nature and extent of the injury to the Premises shall be abated until the Premises shall have been put by Landlord substantially into such condition except for punch list items and long lead items. Notwithstanding anything herein contained to the contrary, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net insurance proceeds.

Notwithstanding the foregoing, if Landlord is proceeding with the restoration of the Building and the Premises in accordance with the previous paragraph, Landlord shall also restore any alterations, additions or improvements within the Premises that are part of Tenant’s Property (x) which have previously been approved by Landlord in accordance with the terms and provisions of this Lease and (y) with respect to which Tenant has carried “all risk” insurance covering the loss or damage in accordance with Section 8.4 below and pays the proceeds of such insurance (or an amount equivalent thereto) to Landlord within five (5) business days following Landlord’s written request); provided, however, that in no event shall Landlord be required to fund any insufficiency in the insurance proceeds (or equivalent amount) provided by Tenant with respect to such loss or damage (or to fund any of the costs of restoration in the absence of any payment by Tenant).

Unless such restoration is completed within one (1) year from the date of the casualty or taking, such period to be subject, however, to extension where the delay in completion of such work is due to Force Majeure, as defined hereinbelow, (but in no event beyond eighteen (18) months from the date of the casualty or taking), Tenant, as its sole and exclusive remedy, shall have the right to terminate this Lease at any time after the expiration of such one-year (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant’s notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within thirty (30) days after Landlord’s receipt of Tenant’s notice, such restoration is substantially completed, in which case Tenant’s notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect. When used herein, “Force Majeure” shall mean any prevention, delay or stoppage due to governmental regulation, strikes, lockouts, acts of God, acts of war, terrorists acts, civil commotions, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord’s control or attributable to Tenant’s action or inaction.

6.2       Uninsured Casualty

Notwithstanding anything to the contrary contained in this Lease, if the Building or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time maintained by Landlord and such

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fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within ninety (90) days from the time that repair work would commence, Landlord may, at its election, terminate the Term of this Lease by notice to the Tenant given within sixty (60) days after such loss. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

6.3       Rights of Termination for Taking

If the entire Building, or such portion of the Premises as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) unsuitable for Tenant’s purposes, shall be taken by condemnation or right of eminent domain, Landlord or Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. If either party shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

Further, if so much of the Building shall be so taken that continued operation of the Building would be uneconomic as a result of the taking, Landlord shall have the right to terminate this Lease by giving notice to Tenant of Landlord’s desire to do so not later than thirty (30) days after Tenant has been deprived of possession of the Premises (or such portion thereof as may be taken). If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

Should any part of the Premises be so taken or condemned during the Lease Term hereof, and should this Lease not be terminated in accordance with the foregoing provisions, and the holder of any mortgage which includes the Premises as part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net condemnation proceeds to be applied to the restoration of the Building, Landlord agrees that after the determination of the net amount of condemnation proceeds available to Landlord, Landlord shall use due diligence to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable (excluding Tenant’s Property). Notwithstanding the foregoing, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net condemnation proceeds made available to it.

If the Premises shall be affected by any exercise of the power of eminent domain, then the Annual Fixed Rent, Tenant’s share of operating costs and Tenant’s share of real estate taxes shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant; and in case of a taking which permanently reduces the Rentable Floor Area of the Premises, a just proportion of the Annual Fixed

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Rent, Tenant’s share of operating costs and Tenant’s share of real estate taxes shall be abated for the remainder of the Lease Term.

6.4       Award

Landlord shall have and hereby reserves to itself any and all rights to receive awards made for damages to the Premises, the Buildings, the Property and the Site and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby grants, releases and assigns to Landlord all Tenant’s rights to such awards, and covenants to execute and deliver such further assignments and assurances thereof as Landlord may from time to time request, and if Tenant shall fail to execute and deliver the same within fifteen (15) days after notice from Landlord, Tenant hereby covenants and agrees that Landlord shall be irrevocably designated and appointed as its attorney-in-fact to execute and deliver in Tenant’s name and behalf all such further assignments thereof which conform with the provisions hereof.

Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceeding a claim for the value of any of Tenant’s usual trade fixtures installed in the Premises by Tenant at Tenant’s expense and for relocation and moving expenses, provided that such action and any resulting award shall not affect or diminish the amount of compensation otherwise recoverable by Landlord from the taking authority.

ARTICLE VII

Default

7.1      Tenant’s Default

(a)        If at any time subsequent to the date of this Lease any one or more of the following events (herein sometimes called an “Event of Default”) shall occur:

(i)        Tenant shall fail to pay the fixed rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable, and the same continues for five (5) days after notice from Landlord thereof; or

(ii)       Landlord having rightfully given the notice specified in subdivision (i) above twice in any calendar year, Tenant shall thereafter in the same calendar year fail to pay the fixed rent, Additional Rent or other charges on or before the date on which the same become due and payable; or

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(iii)      Tenant shall assign its interest in this Lease or sublet any portion of the Premises in violation of the requirements of Sections 5.6 through 5.6.5 of this Lease; or

(iv)     Tenant shall fail to perform or observe some term or condition of this Lease which, because of its character, would immediately jeopardize Landlord’s interest (such as, but without limitation, failure to maintain general liability insurance, or the employment of labor and contractors within the Premises which interfere with Landlord’s work, in violation of Exhibit B-1), and such failure continues for three (3) days after notice from Landlord to Tenant thereof; or

(v)       Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant’s part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

(vi)     Tenant’s leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

(vii)     Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation for the relief of debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

(viii)     A petition shall be filed against Tenant in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any debtor in possession (whether or not Tenant) trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of

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the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive) then, and in any of said cases (notwithstanding any license of a former breach of covenant or waiver of the benefit hereof or consent in a former instance).

Landlord lawfully may, immediately or at any time thereafter, and without demand or further notice terminate this Lease by notice to Tenant, specifying a date not less than ten (10) days after the giving of such notice on which this Lease shall terminate, and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term (Tenant hereby waiving any rights of redemption), and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

(b)       If this Lease shall have been terminated as provided in this Article, then Landlord may, without notice, re-enter the Premises, either by force, summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

(c)       In the event that this Lease is terminated under any of the provisions contained in Section 7.1 (a) or shall be otherwise terminated by breach of any obligation of Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, and for the whole thereof, but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner:

Amounts received by Landlord after reletting shall first be applied against such Landlord’s expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery not in any way to be diminished as a result of the fact that such

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reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant’s obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, amounts received by Landlord from such reletting for any period shall be credited only against obligations of Tenant allocable to such period, and shall not be credited against obligations of Tenant hereunder accruing subsequent or prior to such period; nor shall any credit of any kind be due for any period after the date when the term of this Lease is scheduled to expire according to its terms.

Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the same in the event this Lease is terminated based upon an Event of Default by Tenant hereunder. The marketing of the Premises in a manner similar to the manner in which Landlord markets other premises within Landlord’s control within the Building shall be deemed to have satisfied Landlord’s obligation to use “reasonable efforts” hereunder. In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenant for the Premises until Landlord obtains full and complete possession of the Premises (including, without limitation, the final and unappealable legal right to relet the Premises free of any claim of Tenant), (ii) relet the Premises before leasing other vacant space in the Building, or (iii) lease the Premises for a rental less than the current fair market rent then prevailing for similar office space in the Building.

(d)       (i)     Landlord may elect, as an alternative, to have Tenant pay liquidated damages, which election may be made by notice given to Tenant at any time after such termination and whether or not Landlord shall have collected any damages as aforesaid, as liquidated final damages and in lieu of all other damages beyond the date of such notice. Upon such notice, Tenant shall promptly pay to Landlord, as liquidated damages, in addition to any damages collected or due from Tenant for any period prior to such notice and all expenses which Landlord may have incurred with respect to the collection of such damages, such a sum as at the time of the giving of such notice represents the amount of the excess, if any, of the total rent and other benefits which would have accrued to Landlord under this Lease from the date of such notice for what would be the then unexpired Lease Term if the Lease terms had been fully complied with by Tenant over and above the then cash rental value (in advance) of the Premises for the balance of the Lease Term.

(ii)     For the purposes of this Article, if Landlord elects to require Tenant to pay

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damages in accordance with the immediately preceding paragraph, the total rent shall be computed by assuming that Tenant’s share of excess taxes, Tenant’s share of excess operating costs and Tenant’s share of excess electrical costs would be, for the balance of the unexpired Term from the date of such notice, the amount thereof (if any) for the immediately preceding annual period payable by Tenant to Landlord.

(e)       In case of any Event of Default, re-entry, dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord’s option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions, abatements or free rent to the extent that Landlord considers advisable or necessary to re-let the same and (ii) may make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under re-letting. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

(f)       The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for. Further, nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

(g)       In lieu of any other damages or indemnity and in lieu of the recovery by Landlord of all sums payable under all the foregoing provisions of this Section 7.1, Landlord may elect to collect from Tenant, by notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in this Article VII or otherwise terminated by breach of any obligation of Tenant and before full recovery under such foregoing provisions, and Tenant shall thereupon pay, as

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liquidated damages, an amount equal to the sum of the Annual Fixed Rent and all Additional Rent payable for the twelve (12) months ended next prior to such termination plus the amount of Annual Fixed Rent and Additional Rent of any kind accrued and unpaid at the time of such election plus any and all expenses which the Landlord may have incurred for and with respect of the collection of any of such rent.

7.2       Landlord’s Default

Landlord shall in no event be in default in the performance of any of Landlord’s obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation. The Tenant shall not assert any right to deduct the cost of repairs or any monetary claim against the Landlord from rent thereafter due and payable, but shall look solely to the Landlord for satisfaction of such claim.

ARTICLE VIII

Insurance and Indemnity

8.1       Tenant’s Indemnity

(a)     Indemnity. To the fullest extent permitted by law, Tenant waives any right to contribution against the Landlord Parties (as hereinafter defined) and agrees to indemnify and save harmless the Landlord Parties from and against all claims of whatever nature arising from or claimed to have arisen from (i) any act, omission or negligence of the Tenant Parties (as hereinafter defined); (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in or about the Premises from the earlier of (A) the date on which any Tenant Party first enters the Premises for any reason or (B) the Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term for so long after the end of the Lease Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof; (iii) any accident, injury or damage whatsoever occurring outside the Premises but within the Building, or on common areas within the Office Park, where such accident, injury or damage results, or is claimed to have resulted, from any act, omission or negligence on the part of any of the Tenant Parties; or (iv) any breach of this Lease by Tenant. Tenant shall pay such indemnified amounts as they are incurred by the Landlord Parties. This indemnification shall not be construed to deny or reduce any other rights or obligations of indemnity that any of the Landlord Parties may have under this Lease or the common law.

(b)     Breach. In the event that Tenant breaches any of its indemnity obligations

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hereunder or under any other contractual or common law indemnity: (i) Tenant shall pay to the Landlord Parties all liabilities, loss, cost, or expense (including attorney’s fees) incurred as a result of said breach; and (ii) the Landlord Parties may deduct and offset from any amounts due to Tenant under this Lease any amounts owed by Tenant pursuant to this Section 8.1(b).

(c)     No limitation. The indemnification obligations under this Section 8.1 shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant or any subtenant or other occupant of the Premises under workers’ compensation acts, disability benefit acts, or other employee benefit acts. Tenant waives any immunity from or limitation on its indemnity or contribution liability to the Landlord Parties based upon such acts.

(d)     Subtenants and other occupants. Tenant shall require its subtenants and other occupants of the Premises to provide similar indemnities to the Landlord Parties in a form acceptable to Landlord.

(e)     Survival. The terms of this Section 8.1 shall survive any termination or expiration of this Lease.

(f)     Costs. The foregoing indemnity and hold harmless agreement shall include indemnity for all costs, expenses and liabilities (including, without limitation, attorneys’ fees and disbursements) incurred by the Landlord Parties in connection with any such claim or any action or proceeding brought thereon, and the defense thereof. In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from the Landlord Party, shall resist and defend such action or proceeding on behalf of the Landlord Party by counsel appointed by Tenant’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Landlord Party. The Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties.

8.2       Tenant’s Risk

Tenant agrees to use and occupy the Premises, and to use such other portions of the Building, the Site and the Office Park as Tenant is given the right to use by this Lease at Tenant’s own risk. The Landlord Parties shall not be liable to the Tenant Parties for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to a Tenant Party’s business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises, the Building, the Property or the Office Park, any fire, robbery, theft, mysterious disappearance, or any other crime or casualty, the actions of any other tenants of the Office Park or of any other person or persons, or any leakage in any part or portion of the Premises or the Building or the Property, or from water, rain or snow that may leak

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into, or flow from any part of the Premises or the Building or the Property, or from drains, pipes or plumbing fixtures in the Building or the Property, unless and to the extent arising solely from the negligence of Landlord. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of the Tenant Party, and neither the Landlord Parties nor their insurers shall in any manner be held responsible therefor, unless and to the extent arising solely from the negligence of Landlord. The Landlord Parties shall not be responsible or liable to a Tenant Party, or to those claiming by, through or under a Tenant Party, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Building or otherwise. The provisions of this section shall be applicable to the fullest extent permitted by law, and until the expiration or earlier termination of the Lease Term, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

8.3       Tenant’s Commercial General Liability Insurance

Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term for so long as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, a policy of commercial general liability insurance, on an occurrence basis, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another Commercial General Liability “occurrence” form providing equivalent coverage. Such insurance shall include broad form contractual liability coverage, specifically covering but not limited to the indemnification obligations undertaken by Tenant in this Lease. The minimum limits of liability of such insurance shall be $5,000,000 per occurrence. In addition, in the event Tenant hosts a function in the Premises, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the appropriate insurance coverages as determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same.

8.4       Tenant’s Property Insurance

Tenant shall maintain at all times during the Term of the Lease, and during such earlier time as Tenant may be performing work in or to the Premises or have property, fixtures, furniture, equipment, machinery, goods, supplies, wares or merchandise on the Premises, and containing thereafter so long as Tenant is in occupancy of any part of the Premises, business interruption insurance and insurance against loss or damage covered by the so-called “all risk” type insurance coverage with respect to Tenant’s property, fixtures, furniture, equipment, machinery, goods, supplies, wares and merchandise, and all alterations, improvements and other modifications made by or on behalf of the Tenant in

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the Premises, and other property of Tenant located at the Premises, which are permitted to be removed by Tenant at the expiration or earlier termination of the Lease Term except to the extent paid for by Landlord (collectively “Tenant’s Property”). The business interruption insurance required by this Section 8.4 shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than the Annual Fixed Rent then in effect during any year during the Term, plus any Additional Rent due and payable for the immediately preceding year during the Term. The “all risk” insurance required by this section shall be in an amount at least equal to the full replacement cost of Tenant’s Property. In addition, during such time as Tenant is performing work in or to the Premises, Tenant, at Tenant’s expense, shall also maintain, or shall cause its contractor(s) to maintain, builder’s risk insurance for the full insurable value of such work. Landlord and such additional persons or entities as Landlord may reasonably request shall be named as loss payees, as their interests may appear, on the policy or policies required by this Lease. In the event of loss or damage covered by the “all risk” insurance required by this Lease, the responsibilities for repairing or restoring the loss or damage shall be determined in accordance with Article VI. To the extent that Landlord is obligated to pay for the repair or restoration of the loss or damage covered by the policy, Landlord shall be paid the proceeds of the “all risk” insurance covering the loss or damage. To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the “all risk” insurance covering the loss or damage. If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage. If the loss or damage is not repaired or restored (for example, if the Lease is terminated pursuant to Article VI), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.

8.5       Tenant’s Other Insurance

Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Commencement Date, and thereafter throughout the end of the Term, and after the end of the Term for so long after the end of the Term as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereafter, (I) comprehensive automobile liability insurance (covering any automobiles owned or operated by Tenant) issued on a form at least as broad as ISO Business Auto Coverage form CA 00 01 07 97 or other form providing equivalent coverage; (2) worker’s compensation insurance; and (3) employer’s liability insurance. Such automobile liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident. Such worker’s compensation insurance shall carry minimum limits as defined by the law of the jurisdiction in which the Premises are located (as the same may be amended from time to

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time). Such employer’s liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease-policy limit, and One Million Dollars ($1,000,000) disease-each employee.

8.6       Requirements for Tenant’s Insurance

All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies that are admitted to do business, and are in good standing in the Commonwealth of Massachusetts and that have a rating of at least “A” and are within a financial size category of not less than “Class X” in the most current Best’s Key Rating Guide or such similar rating as may be reasonably selected by Landlord. All such insurance shall: (1) be acceptable in form and content to Landlord; (2) be primary and noncontributory; and (3) contain an endorsement prohibiting cancellation, failure to renew, reduction of amount of insurance, or change in coverage without the insurer first giving Landlord thirty (30) days’ prior written notice (by certified or registered mail, return receipt requested, or by fax or email) of such proposed action. No such policy shall contain any deductible or self-insured retention greater than $25,000. Such deductibles and self-insured retentions shall be deemed to be “insurance” for purposes of the waiver in Section 8.13 below. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts of insurance based on such limits as are customarily carried with respect to similar properties in the area in which the Premises are located. The minimum amounts of insurance required by this Lease shall not be reduced by the payment of claims or for any other reason. In the event Tenant shall fail to obtain or maintain any insurance meeting the requirements of this Article, or to deliver such policies or certificates as required by this Article, Landlord may, at its option, on five (5) days notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

8.7       Additional Insureds

To the fullest extent permitted by law, the commercial general liability and auto insurance carried by Tenant pursuant to this Lease, and any additional liability insurance carried by Tenant pursuant to Section 8.3 of this Lease, shall name Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time as additional insureds with respect to liability arising out of or related to this Lease or the operations of Tenant (collectively “Additional Insureds”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured.

8.8       Certificates of Insurance

On or before the earlier of (i) the date on which any Tenant Party first enters the Premises

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for any reason or (ii) the Commencement Date, Tenant shall furnish Landlord with certificates evidencing the insurance coverage required by this Lease, and renewal certificates shall be furnished to Landlord at least annually thereafter, and at least thirty (30) days prior to the expiration date of each policy for which a certificate was furnished (acceptable forms of such certificates as of the date hereof for liability and property insurance, respectively, are attached as Exhibit I, however, other forms may be acceptable). Failure by the Tenant to provide the certificates or letters required by this Section 8.8 shall not be deemed to be a waiver of the requirements in this Section 8.8. Upon request by Landlord, a true and complete copy of any insurance policy required by this Lease shall be delivered to Landlord within ten (10) days following Landlord’s request.

8.9       Subtenants and Other Occupants

Tenant shall require its subtenants and other occupants of the Premises to provide written documentation evidencing the obligation of such subtenant or other occupant to indemnify the Landlord Parties to the same extent that Tenant is required to indemnify the Landlord Parties pursuant to Section 8.1 above, and to maintain insurance that meets the requirements of this Article, and otherwise to comply with the requirements of this Article. Tenant shall require all such subtenants and occupants to supply certificates of insurance evidencing that the insurance requirements of this Article have been met and shall forward such certificates to Landlord on or before the earlier of (i) the date on which the subtenant or other occupant or any of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives first enters the Premises or (ii) the commencement of the sublease. Tenant shall be responsible for identifying and remedying any deficiencies in such certificates or policy provisions.

8.10     No Violation of Building Policies

Tenant shall not commit or permit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Property and/or the fixtures, equipment and property therein carried by Landlord, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of any of the foregoing (i) would result in termination of any such policies, (ii) would adversely affect Landlord’s right of recovery under any of such policies, or (iii) would result in reputable and independent insurance companies refusing to insure the Property or the property of Landlord in amounts reasonably satisfactory to Landlord.

8.11     Tenant to Pay Premium Increases

If, because of anything done, caused or permitted to be done, or omitted by Tenant (or its subtenant or other occupants of the Premises), the rates for liability, fire, boiler, sprinkler, water damage or other insurance on the Property and equipment of Landlord or any other

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tenant or subtenant in the Building shall be higher than they otherwise would be, Tenant shall reimburse Landlord and/or the other tenants and subtenants in the Building for the additional insurance premiums thereafter paid by Landlord or by any of the other tenants and subtenants in the Building which shall have been charged because of the aforesaid reasons, such reimbursement to be made from time to time on Landlord’s demand.

8.12     Landlord’s Insurance

(a)     Required insurance. Landlord shall maintain insurance against loss or damage with respect to the Building on an “all risk” type insurance form, with customary exceptions, subject to such deductibles as Landlord may determine, in an amount equal to at least the replacement value of the Building. Landlord shall also maintain such insurance with respect to any improvements, alterations, and fixtures of Tenant located at the Premises to the extent paid for by Landlord. The cost of such insurance shall be treated as a part of Landlord’s Operating Expenses. Such insurance shall be maintained with an insurance company selected by Landlord. Payment for losses thereunder shall be made solely to Landlord.

(b)     Optional insurance. Landlord may maintain such additional insurance with respect to the Building and the Property, including, without limitation, earthquake insurance, terrorism insurance, flood insurance, liability insurance and/or rent insurance, as Landlord may in its sole discretion elect. Landlord may also maintain such other insurance as may from time to time be required by the holder of any mortgage on the Building or Property. The cost of all such additional insurance shall also be part of the Landlord’s Operating Expenses.

(c)     Blanket and self-insurance. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, or by Landlord or any affiliate of Landlord under a program of self-insurance, and in such event Landlord’s Operating Expenses shall include the portion of the reasonable cost of blanket insurance or self-insurance that is allocated to the Building.

(d)     No obligation. Landlord shall not be obligated to insure, and shall not assume any liability of risk of loss for, Tenant’s Property, including any such property or work of Tenant’s subtenants or occupants. Landlord will also have no obligation to carry insurance against, nor be responsible for, any loss suffered by Tenant, subtenants or other occupants due to interruption of Tenant’s or any subtenant’s or occupant’s business.

8.13     Waiver of Subrogation

To the fullest extent permitted by law, the parties hereto waive and release any and all rights of recovery against the other, and agree not to seek to recover from the other or to make any claim against the other, and in the case of Landlord, against all “Tenant Parties”

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(hereinafter defined), and in the case of Tenant, against all “Landlord Parties” (hereinafter defined), for any loss or damage incurred by the waiving/releasing party to the extent such loss or damage is insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance it was required to carry hereunder. Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. In addition, the parties hereto (and in the case of Tenant, its subtenants and other occupants of the Premises) shall procure an appropriate clause in, or endorsement on, any insurance policy required by this Lease pursuant to which the insurance company waives subrogation. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy.

The term “Landlord Party” or “Landlord Parties” shall mean Landlord, any affiliate of Landlord, Landlord’s managing agents for the Building, each mortgagee (if any), each ground lessor (if any), and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents or representatives. For the purposes of this Lease, the term “Tenant Party” or “Tenant Parties” shall mean Tenant, any affiliate of Tenant, any permitted subtenant or any other permitted occupant of the Premises, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives.

8.14     Tenant’s Work

During such times as Tenant is performing work or having work or services performed in or to the Premises, Tenant shall require its contractors, and their subcontractors of all tiers, to obtain and maintain commercial general liability, automobile, workers compensation, employer’s liability, builder’s risk, and equipment/property insurance in such amounts and on such terms as are customarily required of such contractors and subcontractors on similar projects. The amounts and terms of all such insurance are subject to Landlord’s written approval, which approval shall not be unreasonably withheld. The commercial general liability and auto insurance carried by Tenant’s contractors and their subcontractors of all tiers pursuant to this section shall name Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time as additional insureds with respect to liability arising out of or related to their work or services (collectively “Contractor/Subcontractor Additional Insureds”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Contractor/Subcontractor Additional Insureds. Such insurance shall also waive any right of subrogation against

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each Additional Insured. Tenant shall obtain and submit to Landlord, prior to the earlier of (i) the entry onto the Premises by such contractors or subcontractors or (ii) commencement of the work or services, certificates of insurance evidencing compliance with the requirements of this section.

ARTICLE IX

Miscellaneous Provisions

9.1       Waiver

Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of its rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord’s or Tenant’s consent or approval to or of subsequent similar act by the other.

No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

9.2       Cumulative Remedies

Except as expressly provided in this Lease, the specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which such party may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

9.3       Quiet Enjoyment

This Lease is subject and subordinate to all matters of record. Tenant, subject to the terms and provisions of this Lease on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on Tenant’s part to be observed,

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kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term (exclusive of any period during which Tenant is holding over after the expiration or termination of this Lease without the consent of Landlord), without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant, subject, however, to the terms of this Lease; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied; and it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord’s successors, including ground or master lessees, only with respect to breaches occurring during Landlord’s or Landlord’s successors’ respective ownership of Landlord’s interest hereunder, as the case may be.

Further, Tenant specifically agrees to look solely to Landlord’s then equity interest in the Building at the time owned (including proceeds of rent, casualty, condemnation, refinancing and sale (collectively, “Proceeds”), or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord; it being specifically agreed that neither Landlord (original or successor), nor any beneficiary of any trust of which any person holding Landlord’s interest is trustee, nor any member, manager, partner, director or stockholder, nor Landlord’s managing agent, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant (except with respect to Proceeds). The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord’s successors in interest, or any action not involving the personal liability of Landlord (original or successor), any successor trustee to the persons named herein as Landlord, or any beneficiary of any trust of which any person holding Landlord’s interest is trustee, or of any manager, member, partner, director or stockholder of Landlord or of Landlord’s managing agent to respond in monetary damages from Landlord’s assets other than Landlord’s equity interest aforesaid in the Building, but in no event shall Tenant have the right to terminate or cancel this Lease or to withhold rent or to set-off any claim or damages against rent as a result of any default by Landlord or breach by Landlord of its covenants or any warranties or promises hereunder, except in the case of a wrongful eviction of Tenant from the demised premises (constructive or actual) by Landlord continuing after notice to Landlord thereof and a reasonable opportunity for Landlord to cure the same. In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages or loss of profits or the like. In the event that Landlord shall be determined to have acted unreasonably in withholding any consent or approval under this Lease, the sole recourse and remedy of Tenant in respect thereof shall be to specifically enforce Landlord’s obligation to grant such consent or approval, and in no event shall the Landlord be responsible for any damages of whatever nature in respect of its failure to give such consent or approval nor shall the same otherwise affect the obligations of Tenant under this Lease or act as any termination of this Lease.

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9.4       Notice to Mortgagee and Ground Lessor

After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as a part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord’s defaults by such holder or ground lessor within a reasonable time thereafter (including a reasonable time to obtain possession of the premises if the mortgagee or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Section 9.4 or Section 9.14, the term “mortgage” includes a mortgage on a leasehold interest of Landlord (but not one on Tenant’s leasehold interest).

If any mortgage is listed on Exhibit J then the same shall constitute notice from the holder of such mortgage for the purposes of this Section 9.4. Further no Annual Fixed Rent or Additional Rent may be paid by Tenant more than thirty (30) days in advance except with the prior written consent of all holder(s) of such mortgages and ground leases, and any such payment without such consent shall not be binding on such holder(s).

9.5       Assignment of Rents

With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

(a)       That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

(b)       That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord’s position hereunder by such ground lessor.

In no event shall the acquisition of title to the Building and the land on which the same is located by a purchaser which, simultaneously therewith, leases the entire Building or such land back to the seller thereof be treated as an assumption by such purchaser-lessor, by operation of law or otherwise, of Landlord’s obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord’s obligations hereunder subject to the provisions of Section 9.3

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hereof. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that such purchaser agrees to recognize the right of Tenant to use and occupy the Premises upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant’s obligations hereunder and provided that Tenant agrees to attorn to such purchaser. For all purposes, such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord’s position shall have been assumed by such purchaser-lessor.

9.6       Surrender

No act or thing done by Landlord during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord’s agents shall not operate as a termination of the Lease or a surrender of the Premises.

9.7       Brokerage

(A)     Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm, if any, designated in Section 1.1 hereof; and in the event any claim is made against the Landlord relative to dealings by Tenant with brokers other than the Brokers, if any, designated in Section 1.1 hereof, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)     Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm, if any, designated in Section 1.1 hereof; and in the event any claim is made against the Tenant relative to dealings by Landlord with brokers other than the Brokers, if any, designated in Section 1.1 hereof, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the Broker for the Term of this Lease, if any, designated in Section 1.1 hereof.

9.8       Invalidity of Particular Provisions

If any term or provision of this Lease, including but not limited to any waiver of contribution or claims, indemnity, obligation, or limitation of liability or of damages, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to

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persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

9.9       Provisions Binding, Etc.

The obligations of this Lease shall run with the land, and except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to subletting or assignment by Tenant.

9.10     Recording; Confidentiality

Tenant agrees not to record the within Lease, but each party hereto agrees, on the request of the other, to execute a so-called Notice of Lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to both Landlord’s and Tenant’s attorneys. In no event shall such document set forth rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

Tenant agrees that this Lease and the terms contained herein will be treated as strictly confidential and except as required by law (or except with the written consent of Landlord) Tenant shall not disclose the same to any third party except for Tenant’s partners, lenders, accountants and attorneys who have been advised of the confidentiality provisions contained herein and agree to be bound by the same. In the event Tenant is required by law to provide this Lease or disclose any of its terms, Tenant shall give Landlord prompt notice of such requirement prior to making disclosure so that Landlord may seek an appropriate protective order. If failing the entry of a protective order Tenant is compelled to make disclosure, Tenant shall only disclose portions of the Lease which Tenant is required to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to the information so disclosed.

9.11     Notices

Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be sent by overnight commercial courier or by registered or certified mail postage or delivery charges prepaid, as the case may be:

If intended for Landlord, addressed to Landlord at the address set forth in Article 1

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of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) with a copy to Landlord, Attention: Regional General Counsel.

If intended for Tenant, addressed to Tenant at the address set forth in Article I of this Lease except that from and after the Commencement Date the address of Tenant shall be the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused, (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted, (iii) if the notice address is a post office box number, notice shall be effective the day after such notice is sent as provided hereinabove or (iv) if the notice is to a foreign address, notice shall be effective two (2) days after such notice is sent as provided hereinabove.

Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.

Any notice given by an attorney on behalf of Landlord or by Landlord’s managing agent shall be considered as given by Landlord and shall be fully effective.

Time is of the essence with respect to any and all notices and periods for giving notice or taking any action thereto under this Lease.

9.12     When Lease Becomes Binding and Authority

Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof. Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Lease and that the person signing this Lease on behalf of Landlord and Tenant has been duly authorized to do so.

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9.13     Section Headings

The titles of the Articles throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

9.14     Rights of Mortgagee

This Lease shall be subject and subordinate to any mortgage now or hereafter on the Site or the Building, or both, and to each advance made or hereafter to be made under any mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor provided that the holder of such mortgage agrees to recognize the rights of Tenant under this Lease (including the right to use and occupy the Premises) upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant’s obligations hereunder. In confirmation of such subordination and recognition, Tenant shall execute and deliver promptly such instruments of subordination and recognition as such mortgagee may reasonably request subject to receipt of such instruments of recognition from such mortgagee as Tenant may reasonably request (Tenant hereby agreeing to pay any legal or other fees charged by the mortgagee in connection with providing any instrument requested by Tenant). Tenant hereby appoints such mortgagee (from time to time) as Tenant’s attorney-in-fact to execute such subordination upon default of Tenant in complying with such mortgagee’s (from time to time) request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then, this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its landlord. If any holder of a mortgage which includes the Premises, executed and recorded prior to the date of this Lease, shall so elect, this Lease and the rights of Tenant hereunder, shall be superior in right to the rights of such holder, with the same force and effect as if this Lease had been executed, delivered and recorded, or a statutory notice hereof recorded, prior to the execution, delivery and recording of any such mortgage. The election of any such holder shall become effective upon either notice from such holder to Tenant in the same fashion as notices from Landlord to Tenant are to be given hereunder or by the recording in the appropriate registry or recorder’s office of an instrument in which such holder subordinates its rights under such mortgage to this Lease.

If in connection with obtaining financing a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or condition its consent thereto, provided that such modifications do not increase the monetary obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

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9.15     Status Reports and Financial Statements

Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, potential or existing mortgagees, potential purchasers or the like, the then current status of performance hereunder, Tenant, on the request of Landlord made from time to time, will promptly furnish to Landlord, or any existing or potential holder of any mortgage encumbering the Premises, the Building, the Site and/or the Property or any potential purchaser of the Premises, the Building, the Site and/or the Property, (each an “Interested Party”), a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease. In addition, Tenant shall deliver to Landlord, or any Interested Party designated by Landlord, financial statements of Tenant and any guarantor of Tenant’s obligations under this Lease, as reasonably requested by Landlord, including, but not limited to financial statements for the past three (3) years. Any such status statement or financial statement delivered by Tenant pursuant to this Section 9.15 may be relied upon by any Interested Party. Landlord shall keep any non-public information provided by Tenant pursuant to this Section 9.15 confidential, and shall not disclose the same other than (i) to Landlord’s officers, employees and consultants (or to any of the Interested Parties) or (ii) to the extent required by applicable law or by any administrative, governmental or judicial proceeding.

9.16     Self-Help

If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of two and one-half percentage points over the then prevailing prime rate in Boston as set by Bank of America, N.A., or its successor (but in no event greater than the maximum rate permitted by applicable law) and all costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Additional Rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

9.17     Holding Over

Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a tenancy at sufferance and shall be on the terms and conditions as set forth in this Lease, as far as applicable except that Tenant shall pay as a use and occupancy charge an amount equal to the greater of (x) for the first ninety (90) days of any such holdover, 150% of the Annual Fixed Rent and Additional Rent calculated (on a daily basis) at the highest rate payable

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under the terms of this Lease; and thereafter, 200% of the Annual Fixed Rent and Additional Rent calculated (on a daily basis) at the highest rate payable under the terms of this Lease, or (y) the fair market rental value of the Premises, in each case for the period measured from the day on which Tenant’s hold-over commences and terminating on the day on which Tenant vacates the Premises. In addition, Tenant shall save Landlord, its agents and employees harmless and will exonerate, defend and indemnify Landlord, its agents and employees from and against any and all damages which Landlord may suffer on account of Tenant’s hold-over in the Premises after the expiration or prior termination of the term of this Lease. Nothing in the foregoing nor any other term or provision of this Lease shall be deemed to permit Tenant to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term. All property which remains in the Building or the Premises after the expiration or termination of this Lease shall be conclusively deemed to be abandoned and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, then Landlord may receive the proceeds of such sale and apply the same, at its option against the expenses of the sale, the cost of moving and storage, any arrears of rent or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under this Lease and at law and in equity.

9.18     [Intentionally Omitted.]

9.19     Security Deposit

Tenant agrees that the Security Deposit shall be paid upon execution and delivery of this Lease, and that Landlord shall hold the same, throughout the term of this Lease (including any extension thereof), as security for the performance by Tenant of all obligations on the part of Tenant to be kept and performed. Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, after the occurrence of an Event of Default to apply such deposit, or any part thereof, to Landlord’s damages arising from such Event of Default. If Landlord so applies all or any portion of such deposit, Tenant shall within seven (7) days after notice from Landlord deliver cash to Landlord in an amount sufficient to restore such deposit to the full amount stated in Section 1.1. Tenant not then being in default and having performed all of its obligations under this Lease, including the payment of all Annual Fixed Rent, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 9.19, to Tenant on the expiration or earlier termination of the term of this Lease and surrender possession of the Premises by Tenant to Landlord in the condition required in the Lease at such time. While Landlord holds such deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord’s other funds. If Landlord conveys Landlord’s interest under this Lease, the deposit, or any part thereof not previously applied, may be turned over by Landlord to Landlord’s grantee, and, if so turned over, Tenant agrees to look solely to such grantee for proper application of the deposit in accordance with the terms of this Section 9.19, and the return thereof in accordance herewith.

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Neither the holder of any mortgage nor the lessor in any ground lease on property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder or ground lessor.

9.20     Late Payment

If Landlord shall not have received any payment or installment of Annual Fixed Rent or Additional Rent (the “Outstanding Amount”) on or before the date on which the same first becomes payable under this Lease (the “Due Date”), the amount of such payment or installment shall incur a late charge equal to the sum of: (a) five percent (5%) of the Outstanding Amount for administration and bookkeeping costs associated with the late payment and (b) interest on the Outstanding Amount from the Due Date through and including the date such payment or installment is received by Landlord, at a rate equal to the lesser of (i) the rate announced by Bank of America, N.A. (or its successor) from time to time as its prime or base rate (or if such rate is no longer available, a comparable rate reasonably selected by Landlord), plus two percent (2%), or (ii) the maximum applicable legal rate, if any. Such interest shall be deemed Additional Rent and shall be paid by Tenant to Landlord upon demand.

9.21     Tenant’s Payments

Each and every payment and expenditure, other than Annual Fixed Rent, shall be deemed to be Additional Rent or additional rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, within ten (10) days after written demand by Landlord, and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all the rights and remedies available to Landlord hereunder or by law in the case of non-payment of Annual Fixed Rent. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant shall be at Tenant’s sole cost and expense, subject to any reimbursement to which Tenant may be entitled pursuant to the provisions of subparagraph 8 of Section 2.7. If Tenant has not objected to any statement of Additional Rent which is rendered by Landlord to Tenant within three hundred sixty-five (365) days after Landlord has rendered the same to Tenant, then the same shall be deemed to be a final account between Landlord and Tenant not subject to any further dispute. In the event that Tenant shall seek Landlord’s consent or approval under this Lease, then Tenant shall reimburse Landlord, upon demand, as Additional Rent, for all reasonable costs and expenses, including legal and architectural costs and expenses, incurred by Landlord in processing such request, whether or not such consent or approval shall be given. Notwithstanding anything in this Lease to the contrary, if Landlord or any affiliate of Landlord has elected to qualify as a

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real estate investment trust (“REIT”), any service required or permitted to be performed by Landlord pursuant to this Lease, the charge or cost of which may be treated as impermissible tenant service income under the laws governing a REIT, may be performed by a taxable REIT subsidiary that is affiliated with either Landlord or Landlord’s property manager, an independent contractor of Landlord or Landlord’s property manager (the “Service Provider”). If Tenant is subject to a charge under this Lease for any such service, then, at Landlord’s direction, Tenant will pay such charge either to Landlord for further payment to the Service Provider or directly to the Service Provider, and, in either case, (i) Landlord will credit such payment against Additional Rent due from Tenant under this Lease for such service, and (ii) such payment to the Service Provider will not relieve Landlord from any obligation under the Lease concerning the provisions of such service.

9.22     Waiver of Trial By Jury

The parties hereto waive any right to trial by jury in any action, proceeding or counterclaim brought by either Landlord or Tenant on any matters whatsoever arising out of or any way connected with this Lease, the relationship of the Landlord and the Tenant, the Tenant’s use or occupancy of the Premises and/or any claim of injury or damage, including but not limited to, any summary process eviction action.

9.23     Governing Law

This Lease shall be governed exclusively by the provisions hereof and by the law of the Commonwealth of Massachusetts, as the same may from time to time exist.

9.24     Light and Air

Tenant agrees that no diminution of light, air or view by any structure (inside or outside the Building) which may hereafter be erected or modified (whether or not by Landlord) shall entitle Tenant to any reduction of rent hereunder, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

9.25     Name of Building

Tenant shall not use the name of the Building or Office Park for any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord. Landlord reserves the right to change the name of the Building and/or the Office Park at any time in its sole discretion by written notice to Tenant and Landlord shall not be liable to Tenant for any loss, cost or expense on account of any such change of name.

(signatures on next page)

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EXECUTED as a sealed instrument in two or more counterparts each of which shall be deemed to be an original.

WITNESS:		LANDLORD:

BP BAY COLONY LLC,
a Delaware limited liability company

		By:	BP Bay Colony Holdings LLC,
its manager

		By:	Boston Properties Limited
Partnership, its manager

			By:	Boston Properties, Inc.,
its general partner

				By:	/s/ David C. Provost
				Name:	David C. Provost
				Title:	Senior Vice President
Boston Properties

TENANT:

ATTEST:		TESARO, Inc.

By:	/s/ Richard Rodgers	By:	/s/ Leon O. Moulder, Jr.
Name:	Richard Rodgers	Name:	Leon O. Moulder, Jr.
Title:	Secretary	Title:	Chief Executive Officer
Hereto duly authorized

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EXHIBIT A

DESCRIPTION OF OFFICE PARK

Parcel 1:

That certain parcel of land situate in Waltham in the County of Middlesex, Commonwealth of Massachusetts, described as follows:

Northeasterly by Winter Street, eight hundred sixty-six and 87/100 feet;

Easterly by land now or formerly of City of Cambridge, four hundred forty-two and 93/100 feet;

Southwesterly by land now or formerly of Waltham Resources Corp., ten hundred and fifty feet; and

Northerly, by three lines measuring together, four hundred fourteen and 19/100 feet,

Northwesterly, by three lines measuring together, seven hundred forty-three and 28/100 feet,

Southwesterly, being a curving line, three hundred sixty-four and 63/100 feet,

Northwesterly, one hundred forty and 15/100 feet,

Northeasterly, ninety-two and 37/100 feet,

Northwesterly, twenty feet,

Northeasterly, three hundred and eighty-three feet, and

Northwesterly, twenty feet, all by Lot 6 as shown on plan hereinafter mentioned.

Said parcel is shown as Lot 5, Sheet 4, on said plan. (Plan No. 41218C).

All of said boundaries are determined by the Land Court to be located as shown on a subdivision plan, as approved by the Land Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 1051, Page 79, with Certificate 184229.

Parcel II:

That certain parcel of land situate in Waltham in the County of Middlesex, Commonwealth of

Exhibit A

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Massachusetts, described as follows:

Northeasterly, by Winter Street, four hundred and one feet,

Southeasterly, twenty feet,

Southwesterly, three hundred and eighty-three feet,

Southeasterly, twenty feet,

Southwesterly, ninety-two and 37/100 feet,

Southeasterly, one hundred forty and 19/100 feet,

Northeasterly, being a curving line, three hundred sixty-four and 63/100 feet,

Southeasterly, by three lines measuring together, seven hundred forty-three and 28/100 feet, and

Southerly, by three lines measuring together, four hundred fourteen and 19/100 feet, all by Lot 5 as shown on plan hereinafter mentioned;

Southwesterly by land now or formerly of Waltham Resources Corp., four hundred eighty-nine and 18/100 feet,

Northerly, four hundred twelve and 10/100 feet, and

Northwesterly, three hundred twenty-six and 44/100 feet, by Lot 7 on said plan; and

Northeasterly, thirteen and 10/100 feet,

Northwesterly, three hundred seventy-nine and 63/100 feet,

Northwesterly, again, four hundred forty-seven and 33/100 feet,

Northeasterly, two hundred five and 91/100 feet, and

Northwesterly, twenty feet, all by Lot 8 on said plan.

Said parcel is shown as Lot 6, Sheet 3, on said plan, (Plan No. 41218C).

All of said boundaries are determined by the Land Court to be located as shown on a subdivision plan, as approved by the Land Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 1051, Page 79, with Certificate 184229.

Exhibit A

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Parcel III:

Those certain parcels of land situate in Waltham in the County of Middlesex, Commonwealth of Massachusetts, being shown as Lots 10 and 11 on a plan entitled “Land Court Plan of Land in Waltham, Mass., Prepared for: London & Leeds Development Corp., scale: 1”-80’, dated May 2, 1995, prepared by Schofield Brothers of New England, Inc., 1071 Worcester Road, Framingham, Mass. 01701, filed in the Land Registration Office as Land Court Plan No. 41218E.

Parcel IV (Appurtenant Rights):

TOGETHER WITH the rights, easements, benefits and appurtenances in the following instruments:

A.        Declaration of Easement dated April 30, 1984 and filed with the Middlesex South Registry District of the Land Court as Document Number 661086.

B.        Declaration of Restrictions dated October 20, 1983 and recorded with the Middlesex South Registry of Deeds at Book 15274, Page 590.

C.        Grant of Utility Easements dated October 20, 1983 and recorded with the Middlesex South Registry of Deeds at Book 15274, Page 577 and filed with the Middlesex South Registry District of the Land Court as Document Number 649824.

D.        License Agreement dated June 8, 1984 and recorded with the Middlesex South Registry of Deeds at Book 15651, Page 171.

E.        Declaration of Easements and Covenants dated October 30, 1986 and filed with the Land Court as Document number 726257; as amended by First Amendment of Declaration of Easements and Covenants dated December 15, 1997 and filed with the Land Court as Document Number 1049953.

F.        Grant of Drainage Easements dated October 20, 1983 and recorded with the Registry of Deeds at Book 15274, Page 597.

Exhibit A

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-1

WORK AGREEMENT – EXISTING PREMISES

1.1       Condition of Premises

Tenant shall accept the Existing Premises in their as-is condition without any obligation on the Landlord’s part to perform any additions, alterations, improvements, demolition or other work therein or pertaining thereto.

Exhibit B-1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-2

WORK AGREEMENT – EXPANSION PREMISES

1.1       Substantial Completion

(A)      Plans and Construction Process.

(1)       Landlord’s Work. Landlord shall perform in and with respect to the Expansion Premises the work shown on the plans (the “Plans”) listed on Exhibit B-3 attached to the Lease (“Landlord’s Work”); provided, however, that Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring. Any items of work requested by Tenant and not shown on the Plans shall be deemed to be Change Proposal(s) (as defined below) and shall be subject to the terms and provisions of subsection (2) below.

(2)       Change Orders. Tenant shall have the right, in accordance herewith, to submit for Landlord’s approval change proposals with respect to items of work not shown on the Plans (each, a “Change Proposal”). Landlord agrees to respond to any such Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Change Proposal) after the submission thereof by Tenant, advising Tenant of any anticipated increase in costs which costs shall include a construction management fee equal to four percent (4%) of the Change Proposal (“Change Order Costs”) associated with such Change Proposal, as well as an estimate of any delay which would likely result in the completion of the Landlord’s Work if a Change Proposal is made pursuant thereto (“Landlord’s Change Order Response”). Tenant shall have the right to then approve or withdraw such Change Proposal within five (5) days after receipt of Landlord’s Change Order Response. If Tenant fails to respond to Landlord’s Change Order Response within such five (5) day period, such Change Proposal shall be deemed withdrawn. If Tenant approves Landlord’s Change Order Response, then such Change Proposal shall be deemed a “Change Order” hereunder and if the Change Order is made, then the Change Order Costs associated with the Change Order shall be deemed additions to the Tenant Plan Excess Costs and shall be paid in the same manner as Tenant Plan Excess Costs are paid as set forth in Section 1.5 of this Work Agreement.

(3)       Tenant Response to Requests for Information and Approvals. Except to the extent that another time period is expressly herein set forth, Tenant shall respond to any request from Landlord, Landlord’s architect, Landlord’s

Exhibit B-2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

contractor and/or Landlord’s Construction Representative for approvals or information in connection with Landlord’s Work, within two (2) business days of Tenant’s receipt of such request. In addition, Tenant shall, within two (2) business days after receipt thereof from Landlord, execute and deliver to Landlord any reasonable affidavits and documentation required in order to obtain all permits and approvals necessary for Landlord to commence and complete Landlord’s Work on a timely basis (“Permit Documentation”).

(4)       Time of the Essence. Time is of the essence in connection with Tenant’s obligations under this Section 1.1.

(B)      Substantial Completion., Tenant Delay.

(1)       Landlord’s Obligations. Subject to delays due to Tenant Delays (as hereinafter defined) and delays due to Force Majeure, as defined in Section 6.1 of the Lease, Landlord shall use reasonable speed and diligence to have the Landlord’s Work substantially completed on or before the Estimated Expansion Space Commencement Date, but Tenant shall have no claim against Landlord for failure so to complete construction of Landlord’s Work in the Expansion Premises, except for the right to terminate the Lease, without further liability to either party, in accordance with the provisions hereinafter specified in Section 1.2 of this Work Agreement — Expansion Premises.

(2)       Definition of Substantial Completion. The Expansion Premises shall be treated as substantially complete (“Substantially Complete” (including, with correlative meanings, the terms “Substantial Completion”, “Substantially Completed” and “Substantially Completing”) on the later of:

(a)       The date on which Landlord’s Work, together with common facilities for access and services to the Premises, has been completed (or would have been completed except for Tenant Delay) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of the Expansion Premises (i.e. so-called “punch list” items), and

(b)       The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Expansion Premises for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay.

Exhibit B-2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In the event of any dispute as to the date on which Landlord’s Work has been Substantially Completed, the reasonable determination of the project architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(3)       Incomplete Work. Landlord shall complete as soon as conditions practically permit any incomplete items of Landlord’s Work, and Tenant shall cooperate with Landlord in providing access as may be required to complete such work in a normal manner.

(4)       Early Access by Tenant. Landlord shall permit Tenant access for installing Tenant’s trade fixtures in portions of the Expansion Premises not less than ten (10) days prior to Substantial Completion when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations. Any such access by Tenant shall be upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant’s sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

(5)     Prohibition on Access by Tenant Prior to Actual Substantial Completion. If, prior to the date that the Landlord’s Work to the Expansion Premises is in fact actually Substantially Complete, the Expansion Premises are deemed to be Substantially Complete as a result of a “Tenant Delay” (as defined below) (i.e. and the Expansion Premises Commencement Date has therefore occurred), Tenant shall not (except with Landlord’s consent) be entitled to take possession of the Expansion Premises for the Permitted Use until the Landlord’s Work with respect to the Expansion Premises is in fact actually Substantially Complete.

(C)      Tenant Delay.

(1)        A “Tenant Delay” shall be defined as the following, but with respect to matters referenced in clauses (a), (b), (d) and (e) below, only to the extent the same causes or results in an actual delay in Substantial Completion of Landlord’s Work:

(a)       Tenant’s failure timely to respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative or to timely provide all required Permit Documentation to Landlord within the applicable time periods set forth in this Work Agreement;

Exhibit B-2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)     Tenant’s failure to pay the Tenant Plan Excess Costs in accordance with Section 1.5 hereinbelow;

(c)       Any delay due to items of work for which there is long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Expansion Premises and require additional time for receipt or installation; provided, however that Landlord shall notify Tenant of such long lead time items and Tenant shall have three (3) business days to substitute non-long lead time items;

(d)       Any delay due to changes, alterations or additions required or made by Tenant with respect to items not shown on the Plans including, without limitation, Change Orders; or

(e)       Any other delays caused by Tenant, Tenant’s contractors, architects, engineers, or anyone else engaged by Tenant in connection with the preparation of the Expansion Premises for Tenant’s occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

(2)       Tenant Obligations with Respect to Tenant Delays.

(a)       Tenant covenants that no Tenant Delay shall delay the Expansion Premises Commencement Date or the obligation to pay Annual Fixed Rent Expansion Premises or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee. Landlord’s Work shall be deemed Substantially Completed as of the date when Landlord’s Work would have been Substantially Completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

(b)       Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord’s Work is increased as the result of any Tenant Delay.

(c)       Any amounts due from Tenant to Landlord under this Section 1.1(C)(2) shall be due and payable within thirty (30) days of billing

Exhibit B-2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

therefore (except that amounts due in connection with Change Orders shall be paid as provided in Section 1.5), and shall be considered to be Additional Rent. Nothing contained in this Section 1.1(C)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in the Lease.

1.2       Outside Completion Date

If Landlord shall have failed substantially to complete Landlord’s Work in the Expansion Premises described in the Plans on or before the Outside Expansion Premises Completion Date as defined in Section 1.1 of the Lease (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Landlord’s Force Majeure as defined in Section 6.1 of the Lease or Tenant Delays, without limiting Landlord’s other rights on account thereof), Tenant shall have the right to terminate the Lease with respect to the Expansion Premises by giving notice to Landlord of Tenant’s desire to do so before such completion and within the time period from the Outside Expansion Premises Completion Date (as so extended) until the date which is thirty (30) days subsequent to the Outside Completion Date (as so extended); and, upon the giving of such notice, the term of the Lease shall cease and come to an end with respect to the Expansion Premises without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord Substantially Completes Landlord’s Work; and such right of termination with respect to the Expansion Premises shall be Tenant’s sole and exclusive remedy for Landlord’s failure so to complete Landlord’s Work within such time.

1.3       Quality and Performance of Work

All construction work required or permitted by the Lease shall be done in a good and workmanlike manner and in compliance with all applicable Legal Requirements and all Insurance Requirements (as defined in Section 5.12 of the Lease). All of Tenant’s work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by any Construction Representative of the party named in Section 1.1 of the Lease or any person hereafter designated in substitution or addition by notice to the party relying. Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord’s construction obligations under this Work Agreement (if any) (i) not later than the end of the sixth (6th) full calendar month next beginning after the Expansion Premises Commencement Date with respect to the heating, ventilating and air conditioning systems servicing the Expansion Premises, and (ii) not later than the third

Exhibit B-2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(3rd) full calendar month next beginning after the Expansion Premises Commencement Date with respect to Landlord’s construction obligations under this Work Agreement not referenced in (i) above, Tenant shall be deemed conclusively to have approved Landlord’s construction and shall have no claim that Landlord has failed to perform any of Landlord’s obligations under this Work Agreement (if any). Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under the Plans and as to which, in either case, Tenant shall have given notice to Landlord, as aforesaid.

1.4       Intentionally Omitted

1.5       Tenant Plan Excess Costs

Notwithstanding anything contained in this Work Agreement to the contrary, it is understood and agreed that Tenant shall be fully responsible for the costs of any items of work not shown on Exhibit B-3 attached to the Lease and the costs of any items of work shown as a “Tenant Cost” on Exhibit B-3 (by virtue of an “X” being noted in the Tenant Cost column) (the “Tenant Plan Excess Costs”). To the extent, if any, that there are Tenant Plan Excess Costs, Tenant shall pay Landlord, as Additional Rent, fifty percent (50%) of the Tenant Plan Excess Costs prior to the commencement of the Landlord’s Work, with the balance of the Tenant Plan Excess Costs due upon Substantial Completion of the Landlord’s Work; provided, however, that in the event that the Tenant Plan Excess Costs exceed $20,000 (the “Maximum Amount”), then Tenant shall pay to Landlord, as Additional Rent, at the time that Tenant approves any Change Order that causes the Tenant Plan Excess Costs to exceed the Maximum Amount, all Tenant Plan Excess Costs in excess of the Maximum Amount, provided, however, that if the Tenant Plan Excess Costs exceed the Maximum Amount as a result of a Change Order, then Tenant shall pay to Landlord, as Additional Rent, at the time Tenant approves such Change Order in accordance with Section 1.1(A)(2), all such Tenant Plan Excess Costs in excess of the Maximum Amount.

Exhibit B-2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-3

SPACE PLAN – EXPANSION PREMISES

That certain space plan entitled “1st Floor 1000 Winter Street” dated September 17, 2012, a copy of which is attached hereto and incorporated herein by reference.

Exhibit B-3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-3 (continued)

DELINEATION OF BASE BUILDING CORE/SHELL

WORK AND TENANT WORK MATRIX

Element	Description	Turn – Key Scope	Tenant Cost
Millwork	Upper and lower kitchen cabinetry at kitchenettes	X
Doors & Frames	Keying	X
Hardware	Entry Door Entry Door Security Passage Sets Specialty Lock Sets, Closers	X X	X X
Drywall	Selective demolition of partition walls for new floor plan. Miscellaneous patching	X X
Acoustic Ceilings	Patch and match existing ACT and grid where partition walls are being removed.	X
Flooring	Carpet – Shaw PC/QC Product Line — Samples to be provided by Landlord VCT Vinyl Base Other Flooring	X X X	X
Wall Finishes	Paint Walls (latex) Refinish Wood Doors Paint Soffits Wall Coverings	X X X	X

Exhibit B-3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELINEATION OF BASE BUILDING CORE/SHELL
WORK AND TENANT WORK MATRIX

Element	Description	Turn – Key Scope	Tenant Cost
	Paneling		X
Equipment/ Specialties	A/V Equipment Marker boards Appliances Fire Extinguishers Signage (interior)	X	X X X X
Fire Protection	Relocation of sprinkler heads for new plan Sprinkler Loop Finished Sprinkler design Pre-Action System and other special systems	X X X	X
Plumbing	Kitchette Sink and Faucet	X
HVAC	Relocated existing RGDs and associated ductwork Provide thermostat and controls Balance system Supplemental cooling system	X X X	X
Electrical	Tenant Subpanel and Electrical Service Power Distribution to Existing Receptacles Electrical check meter (if required)	X X	X

Exhibit B-3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELINEATION OF BASE BUILDING CORE/SHELL
WORK AND TENANT WORK MATRIX

Element	Description	Turn – Key Scope	Tenant Cost
	Additional lighting or switching Dimmer Switches Exit Signs/Fire Alarm Devices Floor Outlets (pokethroughs) Furniture Connections and Wiring	X	X X X X
Telecom/Security	Design of Tel/data/furniture Tel/data cabling and final connections Tel/data equipment Base Building Security System Tenant Space Security System	X	X X X X
Design Services	Design for Turnkey scope Design for Tenant scope items Permit	X X	X

Exhibit B-3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

LANDLORD SERVICES

I.          CLEANING

Cleaning and janitorial services shall be provided as needed Monday through Friday, exclusive of holidays observed by the cleaning company and Saturdays and Sundays.

A.       OFFICE AREAS

Cleaning and janitorial services to be provided in the office areas shall include:

1.        Vacuuming, damp mopping of resilient floors and trash removal.

2.         Dusting of horizontal surfaces within normal reach (tenant equipment to remain in place).

3.         High dusting and dusting of vertical blinds to be rendered as needed.

B.        LAVATORIES

Cleaning and janitorial services to be provided in the common area lavatories of the building shall include:

1.         Dusting, damp mopping of resilient floors, trash removal, sanitizing of basins, bowls and urinals as well as cleaning of mirrors and bright work.

2.         Refilling of soap, towel, tissue and sanitary dispensers to be rendered as necessary.

3.         High dusting to be rendered as needed.

C.        MAIN LOBBIES, ELEVATORS, STAIRWELLS AND COMMON CORRIDORS

Cleaning and janitorial services to be provided in the common areas of the building shall include:

1.         Trash removal, vacuuming, dusting and damp mopping of resilient

Exhibit C

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

floors and cleaning and sanitizing of water fountains.

2.     High dusting to be rendered as needed.

D.       WINDOW CLEANING

All exterior windows shall be washed on the inside and outside surfaces at frequency necessary to maintain a first class appearance.

II.       HVAC

A.        Heating, ventilating and air conditioning equipment will be provided with sufficient capacity to accommodate a maximum population density of one (1) person per one hundred fifty (150) square feet of useable floor area served, and a combined lighting and standard electrical load of 3.0 watts per square foot of useable floor area. In the event Tenant introduces into the Premises personnel or equipment which overloads the system’s ability to adequately perform its proper functions, Landlord shall so notify Tenant in writing and supplementary system(s) may be required and installed by Landlord at Tenant’s expense, if within fifteen (15) days Tenant has not modified its use so as not to cause such overload.

Operating criteria of the basic system shall not be less than the following:

(i)        Cooling season indoor temperatures of not in excess of 73 79 degrees Fahrenheit when outdoor temperatures are 91 degrees Fahrenheit ambient.

(ii)       Heating season minimum room temperature of 68 - 75 degrees Fahrenheit when outdoor temperatures are 6 degrees Fahrenheit ambient.

B.        Landlord shall provide heating, ventilating and air conditioning as normal seasonal changes may require during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (legal holidays in all cases excepted).

If Tenant shall require air conditioning (during the air conditioning season) or heating or ventilating during any other time period, Landlord shall use landlord’s best efforts to furnish such services for the area or areas specified by written request of Tenant delivered to the Building Superintendent or the Landlord before 3:00 p.m. of the business day preceding the extra usage. Landlord shall charge Tenant for such extra-hours usage at reasonable rates customary for first-class office buildings in the Boston Suburban market, and Tenant shall pay Landlord, as Additional

Exhibit C

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rent, upon receipt of billing therefor.

III.       ELECTRICAL SERVICES

A.        Landlord shall provide electric power for a combined load of 3.0 watts per square foot of useable area for lighting and for office machines through standard receptacles for the typical office space.

B.        In the event that Tenant has special equipment (such as computers and reproduction equipment) that requires either 3-phase electric power or any voltage other than 120 volts, or for any other usage in excess of 3.0 watts per square foot, Landlord may at its option require the installation of separate metering (Tenant being solely responsible for the costs of any such separate meter and the installation thereof) and direct billing to Tenant for the electric power required for any such special equipment.

C.        Landlord will furnish and install, at Tenant’s expense, all replacement lighting tubes, lamps and ballasts required by Tenant. Landlord will clean lighting fixtures on a regularly scheduled basis at Tenant’s expense.

IV.       ELEVATORS

Provide passenger elevator service.

V.        WATER

Provide hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

VI.       CARD ACCESS SYSTEM

Landlord will provide a card access system at one entry door of the building and up to 95 access cards free of charge upon occupancy.

Exhibit C

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D-1

FLOOR PLAN - EXISTING PREMISES

Exhibit D

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D-2

FLOOR PLAN – EXPANSION PREMISES

Exhibit D

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

DECLARATION AFFIXING THE COMMENCEMENT DATE OF LEASE

THIS AGREEMENT made this ____ day of ____________________, 200___, by and between [LANDLORD] (hereinafter “Landlord”) and [TENANT] (hereinafter “Tenant”).

WITNESSETH THAT:

1.     This Agreement is made pursuant to Section 2.4 of that certain Lease dated ______________, 2012 between Landlord and Tenant (the “Lease”).

2.      It is hereby stipulated that the Lease Term commenced on [commencement date],  (being the “Commencement Date” under the Lease), and shall end and expire on [expiration date],  unless sooner terminated or extended, as provided for in the Lease.

WITNESS the execution hereof under seal by persons hereunto duly authorized, the date first above written.

LANDLORD:

[INSERT LL SIGNATURE BLOCK]

By:
Name:
Title:

TENANT:

ATTEST:	[TENANT]

By:	By:
Name:	Name:
Title:	Title:
Hereto duly authorized

Exhibit E

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

[Intentionally Omitted.]

Exhibit F

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

[Intentionally Omitted]

Exhibit G

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

PROCEDURE FOR ALLOCATION OF COSTS OF
ELECTRIC POWER USAGE BY TENANTS

This memo outlines the procedure for allocating charges for electric power for lights, plugs, heating, air conditioning and ventilation to the individual tenant premises within the Building.

1.         Main electric service will be provided by the local utility company to a central utility metering center. All charges by the utility will be read from these meters and billed to and paid by Landlord at rates established by the utility company.

2.         In order to assure that charges for electric service are allocated among tenants in relation to the relative amounts of electricity used by each tenant, meters (known as “check meters”) may be used to monitor tenant electric usage. On each floor there may be one or more check meter(s) serving all of the floor, and on multi-tenant floors Landlord may require that the tenants (at their sole cost and expense) install check meters relating to their premises (to the extent there are no check meters already serving such premises).

3.         Landlord will cause the check meters to be read periodically and will perform an analysis of such information for the purpose of determining whether any adjustments are required to achieve an allocation of the costs of electric service among the tenants in relation to the respective amounts of usage of electricity for those tenants. For this purpose, Landlord shall, as far as possible in each case, cause the check meters to be read to determine usage for periods that include one or more entire periods used by the utility company for the reading of the meters located within the central utility metering center (so that the Landlord may, in its discretion, choose periods that are longer than those used by the utility company — for example, quarterly, semi-annual or annual periods).

4.        Tenant’s share of electricity shall be determined by Landlord on the following basis:

a.         The cost of the total amount of electricity supplied for usage by tenants during the period being measured shall be determined by dividing the total cost of electricity through the central utility metering center as invoiced by the utility company for the same period by the total amount of kilowatt hour usage as measured by the meters located within the central utility metering center (herein called “Cost Per Kilowatt Hour”).

b.         Tenant’s allocable share of electricity costs for the period (“Tenant

Exhibit H

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Electricity”) shall be determined by multiplying the Cost Per Kilowatt Hour by the number of kilowatt hours utilized by Tenant for such period as indicated by the check meter(s) for Tenant’s Premises.

c.        Where a floor is occupied by more than one tenant, and where some but not all of the tenant spaces on such floor are not separately check-metered, the cost of Tenant Electricity for tenant spaces that are not separately check-metered shall first be determined by the same procedure as set forth in paragraph (b) above (after subtracting out the usage shown on any check meter that runs off such floor meter), and then the allocable share of each tenant on that floor whose space is not separately check-metered shall be determined by multiplying the total costs of Tenant Electricity for that floor by a fraction, the numerator of which is the rentable area leased to such tenant and the denominator of which is the total rentable area under lease from time to time to tenants on said floor (other than those who are separately check metered); provided, however, that if Landlord shall reasonably determine that the cost of electricity furnished to the Tenant at the Premises exceeds the amount being paid under this Subsection (c), then Landlord shall charge Tenant for such excess and Tenant shall promptly pay the same upon billing therefor as Additional Rent under the Lease.

d.        Where part or all of the rentable area on a floor has been occupied for less than all of the period for which adjustments are being made, appropriate and equitable modifications shall be made to the allocation formula so that each tenant’s allocable share of costs equitably reflects its period of occupancy, provided that in no event shall the total of all costs as allocated to tenants (or to unoccupied space) be less than the total cost of Tenant Electricity for said period.

e.         Tenant shall make estimated payments on account of Tenant Electricity, as reasonably estimated by Landlord, on a monthly basis at the same time and in the same manner as Tenant’s monthly installments of Annual Fixed Rent.

5.         a.     Tenant shall pay to Landlord Tenant’s allocable share of Tenant Electricity costs for the period within thirty (30) days after billing therefor.

b.     In lieu of making payments as provided in subsection (a) above, at Landlord’s option, Tenant shall pay to Landlord an amount from time to time

Exhibit H

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

reasonably estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to the Tenant’s allocable share of Tenant Electricity costs for each calendar year during the Lease Term. No later than one hundred twenty (120) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Lease Term or fraction thereof at the end of the Lease Term, Landlord shall render Tenant a statement in reasonable detail certified by an officer of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, the Tenant’s allocable share of Tenant Electricity costs. Said statement to be rendered to Tenant also shall show for the preceding year or fraction thereof, as the case may be, the amounts already paid by Tenant on account of Tenant’s allocable share of Tenant Electricity costs and the amount of Tenant’s allocable share of Tenant Electricity costs remaining due from, or overpaid by, Tenant for the year or other period covered by the statement. If such statement shows a balance remaining due to Landlord, Tenant shall pay same to Landlord on or before the thirtieth (30`(h)) day following receipt by Tenant of said statement. Any balance shown as due to Tenant shall be credited against Annual Fixed Rent next due, or refunded to Tenant if the Lease Term has then expired and Tenant has no further obligation to Landlord. Payments by Tenant on account of Tenant’s allocable share of Tenant Electricity costs shall be deemed Additional Rent and shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent.

Tenant shall be required to maintain any meter located within its Premises. Further, Tenant agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the Premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

Exhibit H

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

FORM OF CERTIFICATE OF INSURANCE

ACORD. CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY)

PRODUCER

100722-ALL-GL-06-07

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE

COMPANY A

INSURED

COMPANY B

COMPANY C

COMPANY D

COVERAGES This certificate supersedes and replaces any previously issued certificate.

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
	GENERAL LIABILITY ☐ COMMERCIAL GENERAL LIABILITY ☐ CLAIMS MADE ☐ OCCUR ☐ OWNER'S & CONTRACTOR'S PROT ☐ ______				GENERAL AGGREGATE	$
					PRODUCTS - COMP/OP AGG	$
					PERSONAL & ADV INJURY	$
					EACH OCCURRENCE	$
					FIRE DAMAGE (Any one fire)	$
					MED EXP (Any one person)	$
	AUTOMOBILE LIABILITY ☐ ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULED AUTOS ☐ HIRED AUTOS ☐ NON-OWNED AUTOS ☐ ______				COMBINED SINGLE LIMIT	$
					BODILY INJURY (Per person)	$
					BODILY INJURY (Per accident)	$
					PROPERTY DAMAGE	$
	GARAGE LIABILITY ☐ ANY AUTO ☐ ______				AUTO ONLY - EA ACCIDENT	$
					OTHER THAN AUTO ONLY:	
					EACH ACCIDENT	$
					AGGREGATE	$
	EXCESS LIABILITY ☐ UMBRELLA FORM ☐ OTHER THAN UMBRELLA FORM				EACH OCCURRENCE	$
					AGGREGATE	$
						$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY THE PROPRIETOR/ PARTNERS/EXECUTIVE OFFICERS ARE: ☐ INCL ☐ EXCL				X WC STATUTORY LIMITS / OTHER	
					EACH ACCIDENT	$
					DISEASE - POLICY LIMIT	$
					DISEASE - EACH EMPLOYEE	$
	OTHER					

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

CERTIFICATE HOLDER NYC-002611111-01

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE INSURANCE COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

Nancy Bartolino

Nancy Bartolino

ACORD 25 (11/05)

© ACORD CORPORATION 1988

Exhibit I

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACORD

EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY)

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE OF PROPERTY INSURANCE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

AGENCY / PHONE (A/C, No, Ext):	COMPANY
FAX (A/C, No): / E-MAIL ADDRESS:	
CODE: / SUB CODE:	
AGENCY CUSTOMER ID #:	
INSURED	LOAN NUMBER / POLICY NUMBER
	EFFECTIVE DATE / EXPIRATION DATE / CONTINUED UNTIL TERMINATED IF CHECKED
	THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE

REMARKS (Including Special Conditions)

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL ________ DAYS WRITTEN NOTICE TO THE ADDITIONAL INTEREST NAMED BELOW, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

ADDITIONAL INTEREST

NAME AND ADDRESS	MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE
	LOAN #
	AUTHORIZED REPRESENTATIVE

ACORD 27 (2006/07)

© ACORD CORPORATION 1993-2006. All rights reserved.
The ACORD name and logo are registered marks of ACORD

Exhibit I

EXHIBIT J

LIST OF MORTGAGES

None.

Exhibit J

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.